UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07896
                                                     ---------

                        Gabelli Global Series Funds, Inc.
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
             -------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2003
                                             -----------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is attached herewith.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2003


TO OUR SHAREHOLDERS,
      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2003 with a description of the factors that affected the performance during the past year.

PERFORMANCE DISCUSSION
      During the fourth quarter, the Gabelli Global Convertible Securities Fund (the "Fund") generated a total rate of return of 5.11%, which includes its regular monthly distributions of ten cents per share. For 2003, the Fund was up 21.48%. This compares to the Merrill Lynch Global 300 Convertible Index, which gained 7.52% in the quarter and 21.20% for the year. In 2003, the Fund outperformed its benchmark and participated in 70% of the rally in global equities, which is in keeping with the hybrid nature of the convertible asset class.

      Global equity markets, as measured by the Morgan Stanley Capital International ("MSCI") World Free Index, rose 13.92% in the quarter and 30.81% for the year. Global bond markets, as measured by the AA1-rated Merrill Lynch Global Bond Index, rose 3.72% in the quarter and 11.71% since the beginning of the year. Speculative grade bonds, as measured by the B1-rated Merrill Lynch Global High Yield Index, which gained 6.64% during the quarter, were up 30.72% for the year. The strong performance of high yield debt was achieved despite the general increase in interest rates as credit spreads continued to tighten.

      The portfolio consists of approximately 53 investments, excluding cash and common stock. No single position represents more than 5% of the portfolio or any one sector more than 25%. The main sector weightings include Communications (i.e. Telecom and Media) at 24%, Consumer Non-cyclicals (18%) and Consumer Cyclicals (17%). Geographic allocations during the quarter remained relatively unchanged with a slight decline in Europe (26% to 22%), to the benefit of Asia (18% to 20%), as North America was stable (52%). These adjustments caused our investment in convertible bonds to fall from 71% of the portfolio to approximately 69% while our holdings in convertible preferred stock rose from 29% to 31%. About 47% of these convertibles offer a balanced total return profile with 35% being more bond-like and 18% more equity-like. This distribution changed from 55%, 14% and 29%, respectively, over the period.

      During the fourth quarter, we took profits in high-yielder Infogrammes, the French interactive entertainment software maker, which tendered for its convertibles in an exchange offer after completing a re-capitalization through its Atari subsidiary. Although more limited after last year's dramatic credit spread tightening, we continue to see selective opportunities in the busted convertible area. New investments in balanced convertibles included Suzuki Motor and Asia Optical. Our Nextel 4.75% 2007 convertibles were called and replaced with the 6%'s of 2011.
                                             Sincerely yours,
                                             /s/ BRUCE N. ALPERT
                                             Bruce N. Alpert
                                             President
February 24, 2004

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
                       COMPARISON OF CHANGE IN VALUE OF A
$10,000 INVESTMENT IN THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND, THE LIPPER
    CONVERTIBLE SECURITIES FUND AVERAGE AND THE UBS GLOBAL CONVERTIBLE INDEX

              Gabelli Global           Lipper Convertible    UBS Global
              Convertible Securities   Securities Fund       Convertible
              Fund                     Average               Index
2/3/94        10,000                   10,000                10,000
12/94         10,090                    9,324                 9,709
12/95         11,360                   11,262                11,146
12/96         11,900                   12,940                11,883
12/97         12,236                   15,219                12,058
12/98         13,293                   15,889                14,545
12/99         20,086                   20,778                19,735
12/00         17,272                   20,876                17,685
12/01         14,985                   19,235                16,635
12/02         14,258                   17,698                16,535
12/03         17,321                   22,425                20,598

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2003 (A)

                                                                                                           SINCE
                                                       QUARTER      1 YEAR        3 YEAR       5 YEAR   INCEPTION (B)
                                                       -------      ------        ------       ------   -------------
  Gabelli Global Convertible Sec. Fund Class AAA ...... 5.11%       21.48%         0.09%       5.43%       5.77%

  UBS Global Convertible Index ........................ 8.21%       24.57%         5.23%       7.22%       7.89%
  Merrill Lynch Global Bond Index ..................... 3.72%       11.71%        10.22%       6.29%       6.96%
  MSCI AC World Free Index ............................14.52%       34.63%        (2.84)%      0.02%       6.52%

  Class A ............................................. 4.95%       21.47%         0.09%       5.43%       5.77%
                                                       (1.07)%(c)   14.42%(c)     (1.82)%(c)   4.21%(c)    5.15%(c)
  Class B ............................................. 4.77%       20.68%        (0.60)%      4.99%       5.55%
                                                        1.79%(d)    17.27%(d)     (1.19)%(d)   4.75%(d)    5.55%(d)
  Class C ............................................. 4.88%       20.67%        (0.36)%      5.15%       5.63%
                                                        4.28%(d)    19.98%(d)     (0.36)%(d)   5.15%(d)    5.63%(d)

 (a) Past performance does not guarantee future results. Investment returns and the principal value of an investment will fluctuate. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. When shares are redeemed, they may be worth more or less than their original cost. The UBS (formerly Warburg Dillon Reed) Global Convertible Index, the Merrill Lynch Global Bond Index and the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index are unmanaged indicators of investment performance. Performance for periods less than one year is not annualized. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on May 2, 2001, March 28, 2001 and November 26, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares.
 (b) From commencement of investment operations on February 3, 1994.
 (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
 (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
  Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2003
--------------------------------------------------------------------------------
   PRINCIPAL                                                           MARKET
    AMOUNT                                             COST             VALUE
   ---------                                           ----             -----
               CORPORATE BONDS -- 65.8%
               AEROSPACE -- 2.9%
  $  500,000   GenCorp Inc., Sub. Deb. Cv.,
                 5.750%, 04/15/07 ................  $   452,312     $   503,125
                                                    -----------     -----------
               AGRICULTURE-- 1.3%
     200,000   Bunge Ltd. Financial Corp., Cv.,
                 3.750%, 11/15/22 ................      220,443         234,250
                                                    -----------     -----------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.9%
     125,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.,
                 6.750%, 07/15/09 ................      125,000         117,500
  20,000,000(b)Suzuki Motor Corp., Cv.,
                 Zero Coupon, 03/31/10+ ..........      208,471         209,180
                                                    -----------     -----------
                                                        333,471         326,680
                                                    -----------     -----------
               DIVERSIFIED INDUSTRIAL -- 5.4%
     198,217(c)Elektrim Finance BV,
                 2.000%, 12/15/05 ................      183,293         218,769
  39,000,000(b)Fuji Seal Inc., Cv.,
                 Zero Coupon, 09/29/06 + .........      385,879         455,970
     177,905(c)Vivendi Universal SA, Cv.,
                 1.000%, 03/01/06 ................      179,123         262,260
                                                    -----------     -----------
                                                        748,295         936,999
                                                    -----------     -----------
               EDUCATIONAL SERVICES -- 2.3%
     350,000   School Specialty Inc.,
                 Sub. Deb. Cv.,
                 6.000%, 08/01/08 ................      361,565         406,000
                                                    -----------     -----------
               ELECTRONICS -- 1.6%
     250,000   Asia Optical Co., Cv.,
                 Zero Coupon, 10/14/08+ ..........      276,201         273,700
                                                    -----------     -----------
               ENERGY AND UTILITIES -- 3.0%
     251,460(c)Belgelectric Finance SA, Cv.,
                 1.500%, 08/04/04 ................      240,151         322,449
     110,000   Devon Energy Corp.,
                 Sub. Deb. Cv.,
                 4.950%, 08/15/08 ................      112,543         112,887
     100,000   Hanover Compressor Co., Cv.,
                 4.750%, 03/15/08 ................       92,770          93,000
                                                    -----------     -----------
                                                        445,464         528,336
                                                    -----------     -----------
               ENTERTAINMENT -- 1.2%
     200,000   Liberty Media Corp.,
                 Sub. Deb. Cv.,
                 3.250%, 03/15/31 (a) ............      200,000         209,000
                                                    -----------     -----------
               EQUIPMENT AND SUPPLIES -- 4.8%
  40,000,000(b)Horiba Ltd., Cv.,
                 0.850%, 03/17/06 ................      363,239         427,844
     297,000(c)Neopost SA, Cv.,
                 1.500%, 02/01/05 ................      261,659         407,921
                                                    -----------     -----------
                                                        624,898         835,765
                                                    -----------     -----------

   PRINCIPAL                                                           MARKET
    AMOUNT                                             COST             VALUE
   ---------                                           ----             -----
               FINANCIAL SERVICES -- 4.3%
  $  175,000   First Data Corp., Cv.,
                 2.000%, 03/01/08 ................  $   181,216     $   190,313
     200,000(d)Forester Ltd., Cv.,
                 3.750%, 11/12/09 ................      376,989         455,204
     200,000(c)Wuertt AG Versich-Beteil, Cv.,
                 1.150%, 04/17/08 ................      141,653         113,828
                                                    -----------     -----------
                                                        699,858         759,345
                                                    -----------     -----------
               FOOD AND BEVERAGE -- 3.7%
     620,000(c)Parmalat Netherlands BV, Cv.,
                 0.875%, 06/30/21 (e) ............      552,059         211,150
     278,200(c)Pernod Ricard SA, Cv.,
                 2.500%, 01/01/08 ................      337,129         432,833
                                                    -----------     -----------
                                                        889,188         643,983
                                                    -----------     -----------
               HEALTH CARE -- 5.1%
  40,000,000(b)Fujirebio Inc., Cv.,
                 Zero Coupon, 12/29/06 + .........      357,900         470,281
     400,000   Quest Diagnostic Inc.,
                 Sub. Deb. Cv.,
                 1.750%, 11/30/21 ................      408,486         412,500
                                                    -----------     -----------
                                                        766,386         882,781
                                                    -----------     -----------
               METALS AND MINING -- 3.5%
     150,000   Agnico Eagle Mines Ltd.,
                 Sub. Deb. Cv.,
                 4.500%, 02/15/12 ................      181,594         166,507
     150,000   Freeport-McMoRan Copper
                 & Gold Inc., Cv.,
                 8.250%, 01/31/06 ................      168,330         446,438
                                                    -----------     -----------
                                                        349,924         612,945
                                                    -----------     -----------
               PAPER AND FOREST PRODUCTS -- 1.8%
  30,000,000(b)  Daio Paper Corp., Cv.,
                 0.700%, 03/31/08 ................      298,826         308,762
                                                    -----------     -----------
               PUBLISHING -- 1.2%
     150,000(c)  VNU NV, Sub. Deb. Cv.,
                 1.750%, 11/15/04 ................      147,241         210,079
                                                    -----------     -----------
               RETAIL -- 7.9%
  35,000,000(b)Belluna Co. Ltd., Cv.,
                 0.200%, 03/30/07 ................      314,870         378,837
  25,000,000(b)Don Quijote Co. Ltd., Cv.,
                 0.250%, 06/30/07 ................      268,088         319,615
  30,000,000(b)Kasumi Co. Ltd., Cv.,
                 1.100%, 02/28/07 ................      294,063         303,025
     150,000   The Gap Inc., Cv.,
                 5.750%, 03/15/09 ................      162,629         230,813
  10,000,000(b)USS Co. Ltd., Cv.,
                 Zero Coupon, 09/29/06 + .........       84,807         150,281
                                                    -----------     -----------
                                                      1,124,457       1,382,571
                                                    -----------     -----------


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2003
--------------------------------------------------------------------------------
   PRINCIPAL                                                           MARKET
    AMOUNT                                             COST             VALUE
   ---------                                           ----             -----
               TELECOMMUNICATIONS -- 10.3%
  $  250,000(c)Colt Telecom Group plc, Cv.,
                 2.000%, 12/16/06 ................  $   261,045     $   342,930
     225,000   Harris Corp., Sub. Deb. Cv.,
                 3.500%, 08/15/22 ................      232,765         251,437
     250,000(c)Portugal Telecom SGPS SA, Cv.,
                 1.500%, 06/07/04 ................      258,041         314,755
     325,000(c)Telecom Italia SpA, Cv.,
                 1.500%, 01/01/10 ................      387,217         495,127
     350,000   Telefonos de Mexico SA,
                 Sub. Deb. Cv.,
                 4.250%, 06/15/04 ................      427,632         402,055
                                                    -----------     -----------
                                                      1,566,700       1,806,304
                                                    -----------     -----------
               TRANSPORTATION -- 1.1%
  15,000,000(b)  Yamaha Motor Co., Cv.,
                 Zero Coupon, 03/31/09 + .........      123,325         196,868
                                                    -----------     -----------
               WIRELESS COMMUNICATIONS -- 2.5%
     350,000   Nextel Communications Inc., Cv.,
                 6.000%, 06/01/11 ................      389,149         435,750
                                                    -----------     -----------
               TOTAL CORPORATE BONDS .............   10,017,703      11,493,243
                                                    -----------     -----------
     SHARES
      -----
               PREFERRED STOCKS -- 27.6%
               AEROSPACE -- 2.9%
      40,000   BAE Systems plc,
                 7.750% Cv. Pfd. .................      101,529          87,360
       4,000   Northrop Grumman Corp.,
                 7.250% Cv. Pfd. .................      450,540         414,800
                                                    -----------     -----------
                                                        552,069         502,160
                                                    -----------     -----------
               AUTOMOTIVE -- 0.8%
       5,000   General Motors Corp.,
                 5.250% Cv. Pfd., Ser. B .........      137,494         134,350
                                                    -----------     -----------
               CABLE -- 2.4%
      17,000   CVC Equity Securities Trust I,
                 6.500% Cv. Pfd. .................      344,522         424,490
                                                    -----------     -----------
               DIVERSIFIED INDUSTRIAL -- 1.9%
       6,500   Cendant Corp.,
                 7.750% Cv. Pfd. .................      272,232         325,390
                                                    -----------     -----------
               ENERGY AND UTILITIES -- 7.7%
       4,500   Arch Coal Inc.,
                 5.000% Cv. Pfd. .................      259,875         384,030
       7,000   Calpine Capital Trust II,
                 5.500% Cv. Pfd. .................      304,500         309,750
       2,000   Dominion Resources Inc.,
                 9.500% Cv. Pfd. .................      100,000         114,500
       6,500   FPL Group Inc.,
                 8.000% Cv. Pfd., Ser. B .........      366,730         367,185
       3,500   Kerr-McGee Corp.,
                 5.500% Cv. Pfd. .................      150,010         174,650
                                                    -----------     -----------
                                                      1,181,115       1,350,115
                                                    -----------     -----------
               FINANCIAL SERVICES -- 1.5%
       1,000   Doral Financial Corp.,
                 4.750% Cv. Pfd. (a) .............      250,000         258,500
                                                    -----------     -----------

                                                                       MARKET
    SHARES                                             COST             VALUE
   ---------                                           ----             -----
               HEALTH CARE -- 3.6%
      10,000   Omnicare Inc.,
                 4.000% Cv. Pfd. .................  $   504,375     $   637,500
                                                    -----------     -----------
               PAPER AND FOREST PRODUCTS -- 0.7%
       2,000   Amcor Ltd.,
                 7.250% Cv. Pfd. .................       94,000         125,000
                                                    -----------     -----------
               TELECOMMUNICATIONS -- 4.1%
      10,000   Cincinnati Bell Inc.,
                 6.750% Cv. Pfd., Ser. B .........      416,750         410,000
      12,000   Citizens Communications,
                 6.750% Cv. Pfd. .................      264,840         303,480
                                                    -----------     -----------
                                                        681,590         713,480
                                                    -----------     -----------
               TRANSPORTATION -- 2.0%
      10,000   Teekay Shipping Corp.,
                 7.250% Cv. Pfd. .................      315,500         358,500
                                                    -----------     -----------
               TOTAL PREFERRED STOCKS                 4,332,897       4,829,485
                                                    -----------     -----------
               COMMON STOCKS -- 3.3%
               EQUIPMENT AND SUPPLIES -- 1.2%
       9,886   Sato Corp. ........................      184,786         215,394
                                                    -----------     -----------
               METALS AND MINING -- 1.0%
      11,500   Meridian Gold Inc.+ ...............      198,950         168,015
                                                    -----------     -----------
               TELECOMMUNICATIONS -- 1.1%
       5,000   Commonwealth Telephone
                 Enterprises Inc.+ ...............      186,750         188,750
                                                    -----------     -----------
               TOTAL COMMON STOCKS ...............      570,486         572,159
                                                    -----------     -----------
    PRINCIPAL
     AMOUNT
     ------
               U.S. GOVERNMENT OBLIGATIONS -- 3.4%
  $  601,000   U.S. Treasury Bills,
                 0.867% to 0.936%++,
                 01/02/04 to 02/12/04 ............      600,869         600,869
                                                    -----------     -----------
               TOTAL INVESTMENTS --
                 100.1% ..........................  $15,521,955      17,495,756
                                                                    ===========
               OTHER ASSETS AND LIABILITIES (NET) -- (0.1)%             (21,837)
                                                                    -----------
               NET ASSETS-- 100.0% ............................     $17,473,919
                                                                    ===========
----------------
              For Federal tax purposes:
              Aggregate cost ..................................     $15,521,955
                                                                    ===========
              Gross unrealized appreciation ...................     $ 2,483,937
              Gross unrealized depreciation ...................        (510,136)
                                                                    -----------
              Net unrealized appreciation .....................     $ 1,973,801
                                                                    ===========
----------------
 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of Rule 144A securities amounted to $467,500 or 2.68% of net assets.
 (b) Principal amount denoted in Japanese Yen.
 (c) Principal amount denoted in Euros.
 (d) Principal amount denoted in British Pounds.
 (e) Security in default.
 +   Non-income producing security.
 ++  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $15,521,955) ...................   $17,495,756
  Cash and foreign currency, at value
    (Cost $90,627) ...........................................        96,519
  Receivable for Fund shares sold ............................        26,083
  Dividends, reclaims and interest receivable ................        89,855
  Other assets ...............................................         2,317
                                                                 -----------
  TOTAL ASSETS ...............................................    17,710,530
                                                                 -----------
LIABILITIES:
  Payable for investments purchased ..........................       113,700
  Payable for Fund shares redeemed ...........................        43,162
  Payable for investment advisory fees .......................        22,960
  Payable for distribution fees ..............................         3,762
  Other accrued expenses .....................................        53,027
                                                                 -----------
  TOTAL LIABILITIES ..........................................       236,611
                                                                 -----------
  NET ASSETS applicable to 2,581,674
    shares outstanding .......................................   $17,473,919
                                                                 ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value ................................   $     2,582
  Additional paid-in capital .................................    17,090,589
  Accumulated net realized loss on investments
    and foreign currency transactions ........................    (1,600,488)
  Net unrealized appreciation on investments
    and foreign currency transactions ........................     1,981,236
                                                                 -----------
  TOTAL NET ASSETS ...........................................   $17,473,919
                                                                 ===========
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption
    price per share ($17,281,074 / 2,552,832
    shares outstanding) ......................................         $6.77
                                                                       =====
  CLASS A:
  Net Asset Value and redemption price per share
    ($85,801 / 12,666 shares outstanding) ....................         $6.77
                                                                       =====
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge
    of 5.75% of the offering price
    at December 31, 2003) ....................................         $7.18
                                                                       =====
  CLASS B:
  Net Asset Value and offering price per share
    ($67,896 / 10,298 shares outstanding) ....................         $6.59(a)
                                                                       =====
  CLASS C:
  Net Asset Value and offering price per share
    ($39,148 / 5,878 shares outstanding) .....................         $6.66(a)
                                                                       =====
----------------------
(a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $1,780) ..................   $  251,427
  Interest ....................................................      243,607
                                                                  ----------
  TOTAL INVESTMENT INCOME .....................................      495,034
                                                                  ----------
EXPENSES:
  Investment advisory fees ....................................      158,388
  Distribution fees ...........................................       40,088
  Shareholder communications expenses .........................       36,138
  Shareholder services fees ...................................       28,847
  Registration fees ...........................................       24,299
  Legal and audit fees ........................................       18,297
  Custodian fees ..............................................       15,647
  Interest expense ............................................        1,530
  Directors' fees .............................................        1,034
  Miscellaneous expenses ......................................        3,519
                                                                  ----------
  TOTAL EXPENSES ..............................................      327,787
                                                                  ----------
  Expense Reimbursement .......................................       (9,740)
                                                                  ----------
  TOTAL NET EXPENSES ..........................................      318,047
                                                                  ----------
  NET INVESTMENT INCOME .......................................      176,987
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments and
    foreign currency transactions .............................      225,461
  Net change in unrealized appreciation/
    depreciation on investments and foreign
    currency transactions .....................................    2,678,711
                                                                  ----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS .....................................    2,904,172
                                                                  ----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................   $3,081,159
                                                                  ==========

                                               % OF
                                              MARKET           MARKET
GEOGRAPHIC DIVERSIFICATION                     VALUE            VALUE
------------------------------------           -----           ------
North America ...............................   51.6%        $ 9,025,779
Europe ......................................   22.2%          3,874,664
Japan .......................................   19.6%          3,436,058
Latin America ...............................    4.3%            760,555
Asia/Pacific ................................    2.3%            398,700
                                               -----         -----------
                                               100.0%        $17,495,756
                                               =====         ===========


                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                   YEAR ENDED           YEAR ENDED
                                                                                DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                                -----------------    -----------------
OPERATIONS:
  Net investment income ........................................................   $   176,987         $    88,709
  Net realized gain/(loss) on investments and foreign currency transactions ....       225,461          (1,218,691)
  Net change in unrealized appreciation/depreciation on investments
    and foreign currency transactions ..........................................     2,678,711             711,485
                                                                                   -----------         -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............     3,081,159            (418,497)
                                                                                   -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ..................................................................      (270,727)            (48,067)
    Class A ....................................................................          (665)                (38)
    Class B ....................................................................          (843)               (101)
    Class C ....................................................................          (353)                (60)
                                                                                   -----------         -----------
                                                                                      (272,588)            (48,266)
                                                                                   -----------         -----------
  Return of Capital
    Class AAA ..................................................................    (2,551,348)         (1,477,728)
    Class A ....................................................................        (6,270)             (1,172)
    Class B ....................................................................        (7,941)             (3,101)
    Class C ....................................................................        (3,329)             (1,855)
                                                                                   -----------         -----------
                                                                                    (2,568,888)         (1,483,856)
                                                                                   -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................    (2,841,476)         (1,532,122)
                                                                                   -----------         -----------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ....................................................................     7,713,607           2,971,655
  Class A ......................................................................        83,934              (5,415)
  Class B ......................................................................        44,081              21,582
  Class C ......................................................................        26,679              14,694
                                                                                   -----------         -----------
  NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...................     7,868,301           3,002,516
                                                                                   -----------         -----------
REDEMPTION FEES:
  Redemption fees ..............................................................        10,969                  --
                                                                                   -----------         -----------
  NET INCREASE IN NET ASSETS ...................................................     8,118,953           1,051,897
NET ASSETS:
  Beginning of period ..........................................................     9,354,966           8,303,069
                                                                                   -----------         -----------
  End of period ................................................................   $17,473,919         $ 9,354,966
                                                                                   ===========         ===========


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2003, there were no repurchase agreements.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. For the year ended December 31, 2003, the Fund did not purchase or write options.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2003, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Premiums and discounts on debt securities are amortized using the yield to maturity method. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2003, reclassifications were made to decrease accumulated net investment loss for $2,664,489 and to increase accumulated net realized loss on investments and foreign currency transactions for $95,601, with an offsetting adjustment to additional paid-in capital.

The tax characters of distributions paid during the Fiscal year ended December 31, 2003 and December 31, 2002 were as follows:

                                         YEAR ENDED              YEAR ENDED
                                      DECEMBER 31, 2003       DECEMBER 31, 2002
                                      -----------------       -----------------
   DISTRIBUTIONS PAID FROM:
   Ordinary income ...................   $  272,588              $   48,266
   Non taxable return on capital .....    2,568,888               1,483,856
                                         ----------              ----------
   Total distributions paid ..........   $2,841,476              $1,532,122
                                         ==========              ==========

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios and then, among the Classes of Shares. Such allocations are made on the basis of each Portfolio's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Fund's policy to comply with the requirements of the InternalRevenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

   Accumulated capital loss carryforward ..................  $(1,600,488)
   Net unrealized appreciation ............................    1,973,801
   Net unrealized appreciation on foreign
    receivables and payables ..............................        7,435
                                                             -----------
   Total accumulated gain .................................  $   380,748
                                                             ===========

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2003 of $1,600,488. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $594,413 of the loss carryforward is available through 2009; and $1,006,075 is available through 2010.

For the year ended December 31, 2003, the Fund deducted net capital losses carryovers from prior years against its current year net capital gains in the amount of $129,860.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has voluntarily agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses (exclusive of interest expense) of 2.00%, 2.00%, 2.75% and 2.75% of average daily net assets for Class AAA, A, B and C, respectively. For the year ended December 31, 2003, the Adviser reimbursed the Fund in the amount of $9,740.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2003 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $39,340 and $90 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C incurred distribution costs of $466 and $192, respectively, or 1.00% of average daily net assets, the annual limitation under this Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2003, other than short term securities, aggregated $12,471,593 and $7,685,146, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2003, Gabelli & Company, Inc. received $637 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2003. The average daily amount of borrowings within the year ended December 31, 2003 was $20,981 with a related weighted average interest rate of 1.80%. The maximum amount borrowed at any time during the year ended December 31, 2003 was $1,297,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered through selected dealers without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase (one year beginning May 1, 2004).

The Fund imposes a redemption fee of 2.00% on Class AAA and Class A Shares that are redeemed within sixty days of purchase.The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders. The redemption fees returned to the assets of the Fund during the period ended December 31, 2003 amounted to $10,969.

--------------------------------------------------------------------------------

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in shares of capital stock were as follows:
                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2003                 DECEMBER 31, 2002
                                                     ----------------------------        -------------------------
                                                        SHARES          AMOUNT            SHARES         AMOUNT
                                                     ----------      ------------        --------      -----------
                                                               CLASS AAA                         CLASS AAA
                                                     ----------------------------        -------------------------
Shares sold ......................................    3,253,286      $ 21,853,374         659,466      $ 4,907,845
Shares issued upon reinvestment of dividends .....      394,703         2,639,266         204,813        1,434,450
Shares redeemed ..................................   (2,494,872)      (16,779,033)       (464,885)      (3,370,640)
                                                     ----------      ------------        --------      -----------
    Net increase .................................    1,153,117      $  7,713,607         399,394      $ 2,971,655
                                                     ==========      ============        ========      ===========
                                                                CLASS A                           CLASS A
                                                     ----------------------------        -------------------------
Shares sold ......................................       12,044      $     81,495             105      $       532
Shares issued upon reinvestment of dividends .....          361             2,439              67              487
Shares redeemed ..................................           --                --          (1,030)          (6,434)
                                                     ----------      ------------        --------      -----------
    Net increase (decrease) ......................       12,405      $     83,934            (858)     $    (5,415)
                                                     ==========      ============        ========      ===========
                                                                CLASS B                           CLASS B
                                                     ----------------------------        -------------------------
Shares sold ......................................        7,064      $     46,753           2,830      $    20,954
Shares issued upon reinvestment of dividends .....          327             2,142              93              628
Shares redeemed ..................................         (745)           (4,814)             --               --
                                                     ----------      ------------        --------      -----------
    Net increase .................................        6,646      $     44,081           2,923      $    21,582
                                                     ==========      ============        ========      ===========
                                                                CLASS C                           CLASS C
                                                     ----------------------------        -------------------------
Shares sold ......................................        4,466      $     30,016           1,806      $    13,976
Shares issued upon reinvestment of dividends .....          324             2,148             104              718
Shares redeemed ..................................         (834)           (5,485)             --               --
                                                     ----------      ------------        --------      -----------
    Net increase .................................        3,956      $     26,679           1,910      $    14,694
                                                     ==========      ============        ========      ===========

9. CHANGE IN FUND'S AUDITOR. On November 19, 2003, based on the recommendation of the Audit Committee of the Fund, the Board of Directors voted to appoint Ernst & Young LLP as the Fund's independent auditor for the current fiscal year ending December 31, 2003, replacing Grant Thornton LLP ("GT"). During the two most recent fiscal years, GT audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and GT on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of GT would have caused it to make reference to the disagreements in connection with its report.

10. OTHER MATTERS. On October 7, 2003, the Fund's Adviser received a subpoena from the Attorney General of the State of New York requesting information on mutual fund shares trading practices. The Adviser is fully cooperating in responding to the request. The Fund does not believe that this matter will have a material adverse effect on the Fund's financial position or results of the operations.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                       INCOME
                             FROM INVESTMENT OPERATIONS                                        DISTRIBUTIONS
                 -----------------------------------------------------  -------------------------------------------------------
                                               Net
                 Net Asset       Net      Realized and         Total                      Net
 Period            Value,    Investment    Unrealized          from         Net        Realized        Return
  Ended          Beginning     Income    Gain (Loss) on     Investment   Investment    Gain on           of           Total
December 31,     of Period     (Loss)      Investments      Operations     Income     Investments     Capital     Distributions
------------     ---------    --------   --------------     ----------  ----------    -----------     -------     -------------
CLASS AAA
   2003(h)        $ 6.66      $ 0.07         $ 1.24         $ 1.31        $(0.11)          --         $(1.09)        $(1.20)
   2002(h)          8.29        0.07          (0.50)         (0.43)        (0.04)          --          (1.16)         (1.20)
   2001(h)         10.86       (0.09)         (1.28)         (1.37)           --       $(0.00)(d)      (1.20)         (1.20)
   2000(h)         13.88       (0.54)         (1.28)         (1.82)           --        (1.20)            --          (1.20)
   1999            10.12       (0.18)          5.33           5.15         (0.03)       (1.36)            --          (1.39)
CLASS A
   2003(h)          6.66        0.07           1.24           1.31         (0.11)          --          (1.09)         (1.20)
   2002(h)          8.28        0.07          (0.49)         (0.42)        (0.04)          --          (1.16)         (1.20)
   2001(b)(h)      10.27       (0.09)         (1.10)         (1.19)           --        (0.00)(d)      (0.80)         (0.80)
CLASS B
   2003(h)          6.55        0.03           1.21           1.24         (0.07)          --          (1.13)         (1.20)
   2002(h)          8.23        0.02          (0.50)         (0.48)        (0.04)          --          (1.16)         (1.20)
   2001(a)(h)      10.04       (0.16)         (0.75)         (0.91)           --        (0.00)(d)      (0.90)         (0.90)
CLASS C
   2003(h)          6.61        0.03           1.22           1.25         (0.07)          --          (1.13)         (1.20)
   2002(h)          8.27        0.02          (0.48)         (0.46)        (0.04)          --          (1.16)         (1.20)
   2001(c)(h)       8.58       (0.14)          0.03          (0.11)           --        (0.00)(d)      (0.20)         (0.20)






                                                                             NET ASSETS/SUPPLEMENTAL DATA
                                                                    ---------------------------------------------------
                                                                           Net          Operating           Operating
                              Net Asset                Net Assets      Investment      Expenses to         Expenses to
 Period                         Value,                   End of       Income (Loss)    Average Net         Average Net     Portfolio
  Ended         Redemption     End of        Total       Period       to Average     Assets Before        Assets Net of    Turnover
December 31,       Fees        Period       Return+    (in 000's)      Net Assets     Reimbursement     Reimbursement(e)(f)   Rate
------------    ----------    --------      -------     ----------     -----------    --------------    ------------------ ---------
CLASS AAA
   2003(h)         $0.00(d)    $ 6.77        21.5%       $17,281         1.12%            2.07%               2.01%            54%
   2002(h)            --         6.66        (4.9)         9,316         0.97             2.83                2.83             33
   2001(h)            --         8.29       (13.2)         8,288        (0.93)            2.69                2.69             49
   2000(h)            --        10.86       (14.0)        10,552        (3.19)            2.64                2.64             89
   1999               --        13.88        51.1         17,593        (2.29)            2.44                2.44            151
CLASS A
   2003(h)          0.00(d)      6.77        21.5             86         1.12             2.07                2.01             54
   2002(h)            --         6.66        (4.7)             2         0.97             2.83                2.83             33
   2001(b)(h)         --         8.28       (13.3)             9        (0.93)(g)         2.69(g)             2.69             49
CLASS B
   2003(h)          0.00(d)      6.59        20.7             68         0.37             2.82                2.76             54
   2002(h)            --         6.55        (5.6)            24         0.22             3.58                3.58             33
   2001(a)(h)         --         8.23       (13.8)             6        (1.68)(g)         3.44(g)             3.44             49
CLASS C
   2003(h)          0.00(d)      6.66        20.7             39         0.37             2.82                2.76             54
   2002(h)            --         6.61        (5.3)            13         0.22             3.58                3.58             33
   2001(c)(h)         --         8.27       (13.5)             0        (1.68)(g)         3.44(g)             3.44             49


--------------------------------------------------------------------------------
 + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From March 28, 2001, the date the shares were continuously outstanding.
(b) From May 2, 2001, the date the shares were continuously outstanding. Class A shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A for the period ending December 31, 2000, as the information for this period is not considered meaningful.
(c) From November 26, 2001, the date the shares were continuously outstanding.
(d) Amount represents less than $0.005 per share.
(e) The Fund incurred interest expense during the years ended December 31, 2003, 2002 and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.82% and 2.67% (Class AAA), 2.00%, 2.82% and 2.67% (Class A), 2.75%, 3.57% and 3.42%
    (Class B) and 2.75%, 3.57% and 3.42% (Class C), respectively.
(f) The Fund incurred interest expense during the years ended December 31, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.46% and 2.42%, respectively.
(g) Annualized.
(h) Per share amounts have been calculated using the average month-end shares outstanding method.

                See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
Shareholders and Board of Directors of
The Gabelli Global Convertible Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc., as of December 31, 2003, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Fund for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 31, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Convertible Securities Fund at December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                               /s/ ERNST & YOUNG

New York, New York
February 10, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   2003 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2003, the Fund paid to shareholders an ordinary income dividend (comprised of net investment income) totaling $0.11, $0.11, $0.07 and $0.07 per share for Class AAA, Class A, Class B and Class C, respectively. For the fiscal year ended December 31, 2003, 84.15% of the ordinary income dividend qualifies for the dividend received deduction available to corporations, and 86.3% of the ordinary income distribution was qualifying dividend income. Additionally, 91% of the distributions paid in 2003 were a nontaxable return of capital for Class AAA and Class A Shares (95% for Class B and Class C Shares) which should be deducted from the cost basis of the securities held as of the payment date.

  U.S. GOVERNMENT INCOME
  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2003 which was derived from U.S. Treasury securities was 3.43%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Convertible Securities Fund did not meet this strict requirement in 2003. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Convertible Securities Fund Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Global Convertible Securities Fund at One Corporate Center, Rye, NY 10580-1422.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1              TIME         OVERSEEN BY             PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        DIRECTOR               DURING PAST FIVE YEARS                   HELD BY DIRECTOR
----------------       ----------      ------------             ----------------------                  ------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI        Since 1993          24          Chairman of the Board and Chief Executive       Director of Morgan Group
Director, President                                     Officer of Gabelli Asset Management Inc.        Holdings, Inc. (holding
and Chief Investment                                    and Chief Investment Officer of Gabelli Funds,  company); Vice Chairman of
Officer                                                 LLC and GAMCO Investors, Inc.; Vice Chairman    Lynch Corporation
Age: 61                                                 and Chief Executive Officer of Lynch            (diversified manufacturing)
                                                        Interactive Corporation (multimedia
                                                        and services)

JOHN D. GABELLI         Since 1993          10          Senior Vice President of Gabelli & Company,             --
Director                                                Inc. Director of Gabelli Advisers, Inc.
Age: 59

KARL OTTO POHL          Since 1993          33          Member of the Shareholder Committee of          Director of Gabelli Asset
Director                                                Sal Oppenheim Jr. & Cie (private investment     Management Inc. (investment
Age: 74                                                 bank); Former President of the Deutsche         management); Chairman,
                                                        Bundesbank and Chairman of its Central Bank     Incentive Capital and
                                                        Council (1980-1991)                             Incentive Asset Management
                                                                                                        (Zurich);  Director at Sal
                                                                                                        Oppenheim Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:
-------------------------
E. VAL CERUTTI         Since 2001           7           Chief Executive Officer of Cerutti              Director of Lynch
Director                                                Consultants, Inc.; former President and         Corporation (diversified
Age: 64                                                 Chief Operating Officer of Stella               manufacturing)
                                                        D'oro Biscuit Company (through 1992);
                                                        Adviser, Iona College School of Business

ANTHONY J. COLAVITA     Since 1993          35          President and Attorney at Law in the law firm           --
Director                                                of Anthony J. Colavita, P.C.
Age: 68

ARTHUR V. FERRARA       Since 2001           9          Formerly, Chairman of the Board and Chief       Director of The Guardian
Director                                                Executive Officer of The Guardian Life          Life Insurance Company of
Age: 73                                                 Insurance Company of America from               America and 25 mutual funds
                                                        January 1993 to December 1995; President,       within the Guardian Fund
                                                        Chief Executive Officer and a Director prior    Complex
                                                        thereto

WERNER J. ROEDER, MD    Since 1993          26          Vice President/Medical Affairs Lawrence                 --
Director                                                Hospital Center and practicing private physician
Age: 63

ANTHONIE C. VAN EKRIS   Since 1993          20          Managing Director of BALMAC                     Director of Aurado
Director                                                International, Inc. (commodities)               Exploration, Inc.
Age: 69                                                                                                 (oil and gas operations)


                                        14


THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1              TIME         OVERSEEN BY     PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        DIRECTOR       DURING PAST FIVE YEARS                           HELD BY DIRECTOR
----------------       ----------      ------------     --------------------                            ------------------
OFFICERS:
--------
BRUCE N. ALPERT         Since 2003          --          Executive Vice President and Chief Operating            --
President                                               Officer of Gabelli Funds, LLC since 1988 and
Age: 52                                                 an officer of all mutual funds advised by Gabelli
                                                        Funds, LLC and its affiliates. Director and
                                                        President of Gabelli Advisers, Inc.

JAMES E. MCKEE          Since 1995          --          Vice President, General Counsel and Secretary           --
Secretary                                               of Gabelli Asset Management Inc. since 1999
Age: 40                                                 and GAMCO Investors, Inc. since 1993;
                                                        Secretary of all mutual funds advised by
                                                        Gabelli Advisers, Inc. and Gabelli Funds, LLC

--------------------------------------------------------------------------------
  1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
  2 Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
  3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------
     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                   BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

                  OFFICERS
Bruce N. Alpert                 James E. McKee
PRESIDENT                       SECRETARY

                 DISTRIBUTOR
           Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
     State Street Bank and Trust Company

                LEGAL COUNSEL
  Skadden, Arps, Slate, Meagher & Flom LLP

[GRAPHIC OMITTED]

MARIO GABELLI PHOTO

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB441Q403SR


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003

                         THE GABELLI GLOBAL GROWTH FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2003



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2003 with a description of the factors that affected the performance during the past year.

PERFORMANCE DISCUSSION

      The Gabelli Global Growth Fund's (the "Fund") net asset value rose 41.4% during 2003. This compares with a rise of 34.6% for the Morgan Stanley Capital International ("MSCI") All Country ("AC") World Free Index and a gain of 32.1% for the average global fund monitored by Lipper Inc. For the fourth quarter, the Fund's net asset value rose 11.3% compared with a rise of 14.5% and 13.5% for the MSCI AC World Free Index and Lipper Global Fund Average, respectively.

      A combination of low interest rates, excellent corporate earnings and, thankfully, a lack of any major terrorist attack enticed investors back into the equity markets. Of course, two consecutive quarters of positive returns gave investors some added confidence that the bear has gone into hibernation. Returns to dollar-based investors were assisted by the weakness of the dollar. For the year, the dollar declined by about 22% vis-a-vis the euro and by about half that amount against the yen.

      During 2003, wireless communication investments such as Rural Cellular, Western Wireless and Rogers Wireless were a few of our best performers. Norwegian telecommunications operator Telenor and Dublin-based Anglo-Irish Bank were also at the top of our year-end leaderboard. On the other side of the ledger, Japanese consumer electronics stocks Sony and Nintendo declined during 2003. The Fund's gold-mining stocks provided mixed results with Eldorado Ltd. and Freeport McMoRan posting gains while Harmony Gold and Meridian declined during 2003.

                                Sincerely yours,


                               /s/Bruce N. Alpert
                               Bruce N. Alpert
                               President


February 24, 2004

                               [GRAPHIC OMITTED]
                              PLOT POINTS FOLLOW:

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL GROWTH FUND CLASS AAA SHARES, THE LIPPER GLOBAL FUND AVERAGE AND THE MSCI AC
                                WORLD FREE INDEX

                 Gabelli Global          Lipper                   MSCI
                 Growth Fund             Global Fund              AC World
                 Class AAA Shares        Fund Average             Free Index
2/7/94           10,000                  10,000                   10,000
12/94            10,250                   9,835                    9,849
12/95            12,080                  11,214                   11,766
12/96            13,590                  13,042                   13,319
12/97            19,257                  14,743                   15,316
12/98            24,828                  16,857                   18,681
12/99            53,643                  22,939                   23,691
12/00            30,564                  20,583                   20,387
12/01            23,183                  17,008                   17,143
12/02            17,436                  13,686                   13,889
12/03            24,653                  18,078                   18,699



Past performance is not predictive of future results. The performance tables and graph do hot reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2003 (A)
                                                                                                            SINCE
                                                      QUARTER       1 YEAR        3 YEAR        5 YEAR  INCEPTION (B)
                                                      -------       ------        ------        ------  ------------
 Gabelli Global Growth Fund Class AAA ............   11.31%         41.39%       (6.91)%        1.73%      10.57%

 MSCI AC World Free Index ........................   14.52%         34.63%       (2.84)%        0.02%       6.52%
 Lipper Global Fund Average ......................   13.46%         32.09%       (3.92)%        2.20%       7.00%

 Class A .........................................   11.30%         41.44%       (6.88)%        1.75%      10.59%
                                                      4.91%(c)      33.31%(c)    (8.69)%(c)     0.55%(c)    9.93%(c)
 Class B .........................................   11.10%         40.28%       (7.59)%        1.22%      10.29%
                                                      6.46%(d)      35.65%(d)    (7.94)%(d)     1.06%(d)   10.29%(d)
 Class C .........................................   11.13%         40.33%       (7.59)%        1.16%      10.26%
                                                     10.21%(d)      39.41%(d)    (7.59)%(d)     1.16%(d)   10.26%(d)

  (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 2, 2000, May 5, 2000 and March 12, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares.
  (b) From commencement of investment operations on February 7, 1994.
  (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
  (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
  Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.


--------------------------------------------------------------------------------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                       MARKET
      SHARES                                          COST             VALUE
     -------                                          ----             -----
              COMMON STOCKS -- 76.5%
              ADVERTISING -- 0.5%
      29,712  JC Decaux SA+ ..................   $    349,345      $    485,706
       5,000  Valassis Communications
                Inc.+ ........................        130,797           146,750
                                                 ------------      ------------
                                                      480,142           632,456
              AEROSPACE -- 0.3%
       2,144  General Dynamics Corp. .........        123,323           193,796
       1,929  Northrop Grumman Corp. .........        168,073           184,412
                                                 ------------      ------------
                                                      291,396           378,208
                                                 ------------      ------------
              AUTOMOTIVE -- 0.2%
      26,100  Brembo SpA .....................        161,385           197,857
       3,400  Toyota Motor Corp. .............        100,888           114,845
                                                 ------------      ------------
                                                      262,273           312,702
                                                 ------------      ------------
              BROADCASTING -- 3.0%
           8  Antena 3 Television SA+ ........            220               352
      35,000  British Sky Broadcasting
                Group plc+ ...................        388,730           440,468
       5,000  Gray Television Inc. ...........         54,182            75,600
       9,371  Mediaset SpA ...................         65,284           111,346
      17,300  Nippon Broadcasting
                System Inc. ..................        673,332           805,515
       2,500  Nippon Television Network
                Corp. ........................        352,958           371,606
      39,305  NRJ Group ......................        588,375           837,859
      18,000  Sinclair Broadcast Group
                Inc., Cl. A+ .................        210,856           268,560
      15,000  Tokyo Broadcasting
                System Inc. ..................        192,725           238,919
      41,700  Young Broadcasting
                Inc., Cl. A+ .................        537,006           835,668
                                                 ------------      ------------
                                                    3,063,668         3,985,893
                                                 ------------      ------------
              BUILDING AND CONSTRUCTION -- 1.7%
      20,000  CRH plc ........................        358,723           409,939
      11,974  Fomento de Construcciones
                y Contratas SA ...............        287,404           441,624
      10,000  Heijmans NV ....................        235,049           240,918
       1,000  Imerys SA ......................        190,004           210,520
      15,200  Italcementi SpA ................        160,365           189,617
      42,500  Persimmon plc ..................        335,603           408,559
      15,000  Sekisui House Ltd. .............        150,161           154,941
       1,500  Technip SA .....................        137,228           162,336
                                                 ------------      ------------
                                                    1,854,537         2,218,454
                                                 ------------      ------------
              BUSINESS SERVICES -- 1.5%
      53,942  Cendant Corp.+ .................        794,551         1,201,288
      11,500  Daiseki Co. Ltd. ...............        173,038           156,989
       5,000  Secom Co. Ltd. .................        206,539           186,619
         500  SGS Societe Generale de
                Surveillance Holding SA ......        216,990           313,726

                                                                       MARKET
      SHARES                                          COST             VALUE
     -------                                          ----             -----
      15,000  Sohgo Security Services
                Co. Ltd. .....................   $    206,083      $    173,836
                                                 ------------      ------------
                                                    1,597,201         2,032,458
                                                 ------------      ------------
              CABLE -- 0.6%
       6,956  Cablevision Systems Corp.,
                Cl. A+ .......................         58,213           162,701
      50,000  Charter Communications Inc.,
                Cl. A+ .......................         56,614           201,000
       5,000  Comcast Corp., Cl. A+ ..........        146,150           164,350
       8,232  Hughes Electronics Corp.+ ......        101,500           136,239
      20,000  UnitedGlobalCom Inc.,
                Cl. A+ .......................         38,400           169,600
                                                 ------------      ------------
                                                      400,877           833,890
                                                 ------------      ------------
              CHEMICALS AND ALLIED PRODUCTS -- 0.4%
      18,000  Aica Kogyo Co. Ltd. ............        177,815           186,097
       5,000  Dow Chemical Co. ...............        188,476           207,850
       3,000  Shin-Etsu Chemical Co. Ltd. ....        117,836           122,609
                                                 ------------      ------------
                                                      484,127           516,556
                                                 ------------      ------------
              COMMUNICATIONS EQUIPMENT -- 0.6%
      80,000  Agere Systems Inc., Cl. A+ .....        196,688           244,000
      10,900  Aiphone Co. Ltd. ...............        162,020           175,344
          23  G-mode Co. Ltd. ................        154,050           149,370
      40,000  Stratos International Inc.+ ....        218,717           271,200
                                                 ------------      ------------
                                                      731,475           839,914
                                                 ------------      ------------
              COMPUTER HARDWARE -- 0.2%
      13,638  Hewlett-Packard Co. ............        253,207           313,265
                                                 ------------      ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.8%
      20,000  Ascential Software Corp.+ ......        288,302           518,600
         120  EC-One Inc.+ ...................        167,188           176,915
          25  Index Corp. ....................        120,222           146,963
          85  NIWS Co. Ltd. ..................        210,857           190,352
                                                 ------------      ------------
                                                      786,569         1,032,830
                                                 ------------      ------------
              CONSUMER PRODUCTS -- 2.1%
       9,924  Altadis SA .....................        166,300           281,647
      10,000  Chofu Seisakusho Co. Ltd. ......        154,507           156,481
       5,314  Compagnie Financiere
                Richemont AG, Cl. A ..........        132,276           127,613
      12,247  Gallaher Group plc .............        113,420           131,544
       7,600  Nintendo Co. Ltd. ..............        832,286           709,154
     194,500  Saeco International
                Group SpA ....................        836,758           883,199
       4,643  Swatch Group AG, Cl. B .........        393,944           557,498
                                                 ------------      ------------
                                                    2,629,491         2,847,136
                                                 ------------      ------------
              CONSUMER SERVICES -- 3.0%
     112,171  InterActiveCorp.+ ..............      1,522,695         3,805,962
      15,000  Martha Stewart Living
                Omnimedia Inc., Cl. A+ .......        130,269           147,750
                                                 ------------      ------------
                                                    1,652,964         3,953,712
                                                 ------------      ------------


                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                       MARKET
      SHARES                                          COST             VALUE
     -------                                          ----             -----
              COMMON STOCKS (CONTINUED)
              DIVERSIFIED INDUSTRIAL -- 1.1%
      18,200  Bouygues SA ....................   $    545,013      $    636,357
       3,837  Eiffage SA .....................        289,393           455,426
      12,236  Honeywell International Inc. ...         89,927           409,050
                                                 ------------      ------------
                                                    1,124,333         1,500,833
                                                 ------------      ------------
              ELECTRONICS -- 3.2%
       2,200  Mabuchi Motor Co. Ltd. .........        175,830           169,357
       1,100  Rohm Co. Ltd. ..................        144,883           128,917
       3,570  Samsung Electronics Co. Ltd. ...        585,150         1,351,297
      70,000  Sony Corp., ADR ................      2,520,392         2,426,900
      16,000  Yamaichi Electronics Co. Ltd. ..        185,837           173,929
                                                 ------------      ------------
                                                    3,612,092         4,250,400
                                                 ------------      ------------
              ENERGY AND UTILITIES -- 4.5%
     110,000  AES Corp.+ .....................        745,827         1,038,400
       3,427  CMS Energy Corp.+ ..............         82,248            29,198
       2,133  ConocoPhillips .................        104,053           139,861
      42,277  Devon Energy Corp. .............      1,847,394         2,420,781
      75,857  El Paso Corp. ..................        560,100           621,269
       4,998  Eni SpA ........................         74,776            94,311
      10,000  Equitable Resources Inc. .......        300,017           429,200
      15,000  FirstEnergy Corp. ..............        432,936           528,000
      10,288  Pioneer Natural Resources
                Co.+ .........................        266,756           328,496
       2,851  Public Service Enterprise
                Group Inc.                            101,923           124,874
       1,063  Total SA .......................        160,736           197,636
       5,551  TXU Corp. ......................        100,529           131,670
                                                 ------------      ------------
                                                    4,777,295         6,083,696
                                                 ------------      ------------
              ENTERTAINMENT -- 9.0%
      20,000  Crown Media Holdings
                Inc., Cl. A+ .................         64,027           165,400
     103,592  Fox Kids Europe NV+ ............      1,110,330           790,529
      30,000  Gemstar-TV Guide
                International Inc.+ ..........        112,806           151,500
     300,910  Liberty Media Corp., Cl. A+ ....      3,145,118         3,577,820
      17,000  Metro-Goldwyn-Mayer Inc.+ ......        226,650           290,530
     150,000  Publishing & Broadcasting
                Ltd. .........................        873,242         1,414,977
      85,303  Rank Group plc .................        307,677           426,431
      19,000  Shaw Brothers (Hong Kong)
                Ltd. .........................         17,530            20,924
       5,000  The Walt Disney Co. ............        110,900           116,650
      68,878  Time Warner Inc.+ ..............        834,627         1,239,115
       7,447  Viacom Inc., Cl. A .............        293,932           329,679
     111,680  Vivendi Universal SA+ ..........      3,261,913         2,714,523
      31,000  Vivendi Universal SA, ADR+ .....        492,879           752,680
                                                 ------------      ------------
                                                   10,851,631        11,990,758
                                                 ------------      ------------

                                                                       MARKET
      SHARES                                          COST             VALUE
     -------                                          ----             -----
              EQUIPMENT AND SUPPLIES -- 0.9%
       3,000  Canon Inc. .....................   $    135,093      $    139,685
      40,000  Interpump Group SpA ............        159,760           179,112
      20,400  Maezawa Kyuso Industries
                Co. Ltd. .....................        147,903           152,281
       4,000  Nakanishi Inc. .................        196,070           173,369
       6,901  Neopost SA .....................        221,035           348,184
         978  Tennant Co. ....................         34,377            42,347
       2,600  Vallourec SA ...................        178,979           216,448
                                                 ------------      ------------
                                                    1,073,217         1,251,426
                                                 ------------      ------------
              FINANCIAL SERVICES -- 2.9%
       3,000  American Express Co. ...........        129,490           144,690
      33,834  Anglo Irish Bank Corp. plc .....        159,103           533,884
      29,039  Bank of Ireland ................        280,065           396,319
       4,000  Citigroup Inc. .................        175,256           194,160
       2,666  Countrywide Financial Corp. ....        190,500             2,216
       6,000  Fannie Mae .....................        396,334           450,360
       5,000  Freddie Mac ....................        253,706           291,600
       2,000  Hartford Financial Services
                Group Inc.                             94,700           118,060
      11,914  Irish Life & Permanent plc .....        129,749           192,355
       9,788  JP Morgan Chase & Co. ..........        214,651           359,513
       3,895  Merrill Lynch & Co. Inc. .......        141,116           228,442
      25,000  Nikko Cordial Corp. ............        140,051           139,265
      10,316  RAS SpA ........................        119,878           175,664
      25,000  UnumProvident Corp. ............        293,125           394,250
                                                 ------------      ------------
                                                    2,717,724         3,820,778
                                                 ------------      ------------
              FOOD AND BEVERAGE -- 1.3%
      12,000  Ajinomoto Co. Inc. .............        124,772           138,061
      13,828  Autogrill SpA+ .................        144,490           197,792
       8,996  Coca-Cola Hellenic Bottling
                Co. SA .......................        114,238           187,455
         980  Constellation Brands Inc.,
                Cl. A+ .......................         25,505            32,271
       4,300  Davide Campari-Milano SpA ......        162,912           208,817
         873  Del Monte Foods Co.+ ...........          7,551             9,079
      25,366  Diageo plc .....................        295,907           333,757
       3,947  Hain Celestial Group Inc.+ .....         93,141            91,610
       1,957  Heinz (H.J.) Co. ...............         72,952            71,294
       9,300  Hurxley Corp. ..................        144,062           134,506
       2,500  Pernod-Ricard SA ...............        180,871           277,970
                                                 ------------      ------------
                                                    1,366,401         1,682,612
                                                 ------------      ------------
              HEALTH CARE -- 5.0%
       3,170  Aventis SA .....................        207,688           209,521
       6,000  Baxter International Inc. ......        150,171           183,120
       5,984  Boiron SA ......................         93,761           139,637
       6,700  Fukuda Denshi Co. Ltd. .........        164,947           141,290
      25,000  GlaxoSmithKline plc ............        711,446           572,850
       3,000  Merck & Co. Inc. ...............        147,567           138,600
      65,000  Nanogen Inc.+ ..................        196,502           585,650


                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                       MARKET
      SHARES                                          COST             VALUE
     -------                                          ----             -----
              COMMON STOCKS (CONTINUED)
              HEALTH CARE (CONTINUED)
      14,000  Novartis AG ....................   $    496,737      $    635,618
       7,776  Pfizer Inc. ....................        230,829           274,726
      24,415  Pliva dd, Reg S, GDR ...........        299,609           397,964
      15,000  Recordati SpA ..................        213,569           292,508
       6,200  Roche Holding AG ...............        495,747           625,389
       3,533  Sanofi-Synthelabo SA ...........        233,219           266,044
     300,000  Snia SpA .......................        660,197           745,459
       6,363  Stada Arzneimittel AG ..........        218,031           394,718
         300  Synthes-Stratec Inc. ...........        202,384           296,907
       4,700  Takeda Chemical Industries
                Ltd. .........................        169,601           186,386
      20,000  Tenet Healthcare Corp.+ ........        296,239           321,000
       5,725  Wyeth ..........................        219,669           243,026
                                                 ------------      ------------
                                                    5,407,913         6,650,413
                                                 ------------      ------------
              HOTELS AND GAMING -- 0.2%
       5,550  Greek Organization of
                Football Prognostics .........         51,808            79,806
      62,011  Hilton Group plc ...............        226,293           249,493
                                                 ------------      ------------
                                                      278,101           329,299
                                                 ------------      ------------
              METALS AND MINING -- 23.0%
      12,295  Agnico-Eagle Mines Ltd.,
                New York .....................        147,293           148,401
      51,918  Agnico-Eagle Mines Ltd.,
                Toronto ......................        592,898           627,958
       7,000  Anglo American Platinum
                Corp. Ltd. ...................        318,776           305,693
      32,742  AngloGold Ltd., ADR ............      1,063,053         1,529,051
     190,271  Apollo Gold Corp.+ .............        362,697           435,831
      50,000  Aurizon Mines Ltd.+ ............         72,700            76,224
      31,000  Barrick Gold Corp., New York ...        674,938           704,010
       8,000  Barrick Gold Corp., Toronto ....        176,411           181,451
      34,368  Compania de Minas
                Buenaventura SA, ADR .........        455,175           971,927
     500,000  Croesus Mining NL ..............        260,916           233,569
     100,000  Crystallex International Corp.+         293,617           276,000
      25,000  Cumberland Resources Ltd.+ .....         93,975            83,575
     107,362  Durban Roodepoort Deep
                Ltd., ADR+ ...................        242,510           343,558
     205,000  Eldorado Gold Corp.+ ...........        645,840           642,484
      47,404  Freeport-McMoRan Copper
                & Gold Inc., Cl. B ...........      1,160,157         1,997,130
      30,000  Gammon Lake Resources
                Inc.+ ........................        152,775           146,256
      10,000  Glamis Gold Ltd., New York+ ....        154,380           171,200
      76,484  Glamis Gold Ltd., Toronto+ .....        361,191         1,318,679
      25,000  Gold Fields Ltd. ...............        325,000           357,678
      91,026  Gold Fields Ltd., ADR ..........        705,941         1,268,902
      53,944  Goldcorp Inc. ..................        416,008           860,766

                                                                       MARKET
      SHARES                                          COST             VALUE
     -------                                          ----             -----
      70,000  Golden Star Resources Ltd.+ ....   $    455,966      $    490,772
     125,679  Harmony Gold Mining
                Co. Ltd. .....................      1,607,432         2,042,872
      98,733  Harmony Gold Mining
                Co. Ltd., ADR ................      1,026,790         1,602,437
     178,624  IAMGOLD Corp. ..................        767,938         1,246,809
       5,000  Impala Platinum Holdings
                Ltd. .........................        451,303           434,457
      39,329  Ivanhoe Mines Ltd.+ ............        147,873           313,475
     300,000  Kenor ASA+ .....................        230,134           224,567
     180,000  Kingsgate Consolidated Ltd. ....        524,282           520,784
      94,490  Kinross Gold Corp.+ ............        782,724           754,975
     740,225  Lihir Gold Ltd. ................        631,978           808,697
      20,000  Lonmin plc .....................        362,934           390,970
      69,474  Meridian Gold Inc.+ ............        883,033         1,015,015
      25,000  Metallic Ventures Gold Inc.+ ...        160,240           147,998
     230,000  Miramar Mining Corp.+ ..........        420,956           596,247
      65,000  Nevsun Resources Ltd.+ .........        414,160           338,015
      39,473  Newmont Mining Corp. ...........      1,157,082         1,918,783
      40,000  Northern Orion Resources
                Inc.+ ........................         98,920            95,338
     750,000  Oxiana Ltd.+ ...................        543,126           593,341
       1,469  Peabody Energy Corp. ...........         41,646            61,272
      29,980  Placer Dome Inc., Australia ....        249,899           519,533
      82,026  Placer Dome Inc., New York .....      1,127,212         1,469,086
      46,692  Randgold Resources Ltd.,
                ADR+ .........................        939,146         1,274,692
     200,000  Riddarhyttan Resources AB+ .....        159,004           183,453
      70,000  River Gold Mines Ltd.+ .........        222,437           222,093
       3,000  Umicore ........................        205,211           210,583
     125,000  Wheaton River Minerals Ltd.+ ...        298,895           374,347
      50,000  Wolfden Resources Inc.+ ........        252,340           219,385
                                                 ------------      ------------
                                                   22,838,912        30,750,339
                                                 ------------      ------------
              PUBLISHING -- 1.0%
      10,000  Belo Corp., Cl. A ..............        240,737           283,400
       2,500  Knight-Ridder Inc. .............        165,919           193,425
      12,000  Pearson plc ....................        133,471           133,617
       6,469  Tribune Co. ....................        297,405           333,800
         200  Washington Post Co., Cl. B .....       135,890            158,280
      12,920  Wolters Kluwer NV ..............        276,425           202,079
                                                 ------------      ------------
                                                    1,249,847         1,304,601
                                                 ------------      ------------
              RETAIL -- 0.8%
      15,554  Boots Group plc ................        142,970           192,403
       7,070  Ito-Yokado Co. Ltd. ............        260,367           222,319
       4,500  Matsumotokiyoshi Co. Ltd. ......        110,497           100,984
       3,500  Matsumotokiyoshi Co. Ltd.
                (when issued)+ ...............         88,755            78,543
       6,700  Nagaileben Co. Ltd. ............        182,122           180,988
       1,900  Shimamura Co. Ltd. .............        131,482           129,066



                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                       MARKET
      SHARES                                          COST             VALUE
     -------                                          ----             -----
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
       4,000  Sundrug Co. Ltd. ...............   $    153,220      $    142,951
       1,063  Tod's SpA ......................         51,421            46,258
                                                 ------------      ------------
                                                    1,120,834         1,093,512
                                                 ------------      ------------
              TELECOMMUNICATIONS: BROADBAND -- 0.6%
      57,500  Cesky Telecom AS ...............        601,347           652,329
      25,000  Tiscali SpA+ ...................        123,467           174,697
                                                 ------------      ------------
                                                      724,814           827,026
                                                 ------------      ------------
              TELECOMMUNICATIONS: LOCAL -- 0.9%
       2,500  ALLTEL Corp. ...................        120,998           116,450
       4,000  CenturyTel Inc. ................        128,050           130,480
      60,000  Cincinnati Bell Inc.+ ..........        319,328           303,000
       2,447  Citizens Communications
                Co.+ .........................         24,837            30,392
       7,500  D&E Communications Inc. ........         98,683           108,825
       5,000  SureWest Communications ........        155,550           202,100
       7,500  Verizon Communications Inc. ....        255,260           263,100
                                                 ------------      ------------
                                                    1,102,706         1,154,347
                                                 ------------      ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 0.7%
          72  KDDI Corp. .....................        305,783           412,504
      31,624  Sprint Corp. - FON Group .......        496,801           519,266
                                                 ------------      ------------
                                                      802,584           931,770
                                                 ------------      ------------
              TELECOMMUNICATIONS: NATIONAL -- 1.8%
     100,000  Cable & Wireless plc ...........         95,873           238,986
      16,000  France Telecom SA+ .............        426,514           457,316
      35,000  Magyar Tavkozlesi Rt ...........        135,238           133,307
      50,000  Portugal Telecom SGPS SA .......        389,237           503,279
      13,000  TDC A/S ........................        358,192           469,072
     110,483  Telecom Italia SpA, RNC+ .......        122,437           225,063
      30,000  Telefonica SA ..................        359,450           440,464
                                                 ------------      ------------
                                                    1,886,941         2,467,487
                                                 ------------      ------------
              TRANSPORTATION -- 0.2%
      16,000  Amadeus Global Travel
                Distribution SA, Cl. A .......         90,097           103,936
          33  West Japan Railway Co. .........        122,929           129,635
                                                 ------------      ------------
                                                      213,026           233,571
                                                 ------------      ------------
              WIRELESS COMMUNICATIONS -- 4.5%
      25,000  AT&T Wireless Services Inc.+ ...        158,369           199,750
      91,700  Centennial Communications
                Corp.+ .......................      1,313,332           482,342
      50,000  China Mobile (Hong Kong)
                Ltd. .........................        121,358           153,601
     395,000  mm02 plc+ ......................        370,396           544,476
         100  NTT DoCoMo Inc. ................        252,469           226,743
      18,100  Rogers Wireless
                Communications Inc.+ .........        219,045           389,383

                                                                       MARKET
      SHARES                                          COST             VALUE
     -------                                          ----             -----
      33,100  Rogers Wireless
                Communications Inc.,
                Cl. B+ .......................   $    463,317      $    708,340
      30,000  Rural Cellular Corp., Cl. A+ ...         88,926           238,500
      60,000  Sprint Corp. - PCS Group+ ......        312,302           337,200
      20,769  Telefonica Moviles SA+ .........        154,464           216,911
     143,750  Telenor ASA ....................        642,408           939,924
         979  Telephone & Data Systems
                Inc. .........................         84,243            61,237
      20,000  Turkcell Iletisim Hizmetleri
                AS, ADR+ .....................        328,388           531,000
     300,000  Vodafone Group plc .............        609,483           743,810
      13,000  Western Wireless Corp.,
                Cl. A+ .......................         59,341           238,680
                                                 ------------      ------------
                                                    5,177,841         6,011,897
                                                 ------------      ------------
              TOTAL COMMON STOCKS ............     80,814,139       102,232,239
                                                 ------------      ------------
              PREFERRED STOCKS -- 0.8%
              CABLE -- 0.1%
         915  CSC Holdings Inc.,
                11.750% Pfd., Ser. H .........         63,208            95,389
                                                 ------------      ------------
              ENTERTAINMENT -- 0.2%
      14,800  ProSieben Sat.1 Media
                AG, Pfd. .....................        122,948           247,351
                                                 ------------      ------------
              PUBLISHING -- 0.0%
         920  News Corp. Ltd., Pfd., ADR .....         26,793            27,830
                                                 ------------      ------------
              TELECOMMUNICATIONS -- 0.5%
       2,936  Cincinnati Bell Inc.,
                6.750% Cv. Pfd., Ser. B ......         91,163           120,376
 225,000,000  Telesp Celular Participacoes
                SA, Pfd.+ ....................        291,473           590,381
                                                 ------------      ------------
                                                      382,636           710,757
                                                 ------------      ------------
              TOTAL PREFERRED STOCKS .........        595,585         1,081,327
                                                 ------------      ------------
              WARRANTS -- 0.0%
              BUSINESS SERVICES -- 0.0%
      34,000  MindArrow Systems Inc.,
                Ser. C Warrants
                expire 11/11/11+ (a) .........              0                 0
       9,444  MindArrow Systems Inc.,
                Warrants expire
                08/03/05+ (a) ................              0                 0
                                                 ------------      ------------
                                                            0                 0
                                                 ------------      ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
      15,375  Diversinet Corp. Warrants+ .....              0                 0
                                                 ------------      ------------
              TOTAL WARRANTS .................              0                 0
                                                 ------------      ------------


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2003
-------------------------------------------------------------------------------
     PRINCIPAL                                                         MARKET
      AMOUNT                                          COST             VALUE
      ------                                          ----             -----
              U.S.  GOVERNMENT  OBLIGATIONS -- 23.2%
 $31,047,000  U.S.  Treasury Bills,
                0.867% to 0.923%++,
                01/02/04 to 01/22/04 .........   $ 31,032,366      $ 31,032,366
                                                 ------------      ------------
              TOTAL
                INVESTMENTS -- 100.5% ........   $112,442,090       134,345,932
                                                 ------------      ------------
              OTHER ASSETS AND LIABILITIES (NET) -- (0.5)%             (616,043)
                                                                   ------------
              NET ASSETS -- 100.0% ............................    $133,729,889
                                                                   ============
------------------------
              For Federal tax purposes:
              Aggregate cost of investments ...................    $114,316,092
                                                                   ============
              Gross unrealized appreciation ...................    $ 22,817,449
              Gross unrealized depreciation ...................      (2,787,609)
                                                                   ------------
              Net unrealized appreciation .....................    $ 20,029,840
                                                                   ============
------------------------
 (a)   Security fair valued under procedures established by the
       Board of Directors. At December 31, 2003, the market value of fair valued securities amounted to $0 or 0.0% of total net assets.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 GDR - Global Depository Receipt.
 RNC - Non-Convertible Savings Shares.

                                                        % OF
                                                       MARKET          MARKET
GEOGRAPHIC DIVERSIFICATION                              VALUE          VALUE
--------------------------                              -----      ------------
North America ......................................     59.3%      $79,695,286
Europe .............................................     22.4%       30,134,436
Japan ..............................................      7.4%        9,944,232
South Africa .......................................      5.9%        7,884,649
Asia/Pacific .......................................      3.8%        5,125,021
Latin America ......................................      1.2%        1,562,308
                                                        -----      ------------
                                                        100.0%     $134,345,932
                                                        =====      ============

            SECURITIES SOLD SHORT
  SHARES    COMMON STOCKS                            PROCEEDS      MARKET VALUE
  ------    -------------                            --------      ------------
  25,000    Technology Select
                Sector SPDR ....................... $(444,479)       $ (509,500)



                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value
    (Cost $112,442,090) ..................  $134,345,932
  Cash and foreign currency, at value
    (Cost $598,001) ......................       602,129
  Deposit at brokers .....................       501,175
  Receivable for Fund shares sold ........       195,664
  Receivable for investments sold ........       190,478
  Dividends, interest and reclaims receivable    129,686
  Other assets ...........................         7,380
                                            ------------
  TOTAL ASSETS ...........................   135,972,444
                                            ------------
LIABILITIES:
  Securities sold short (proceeds $444,479)      509,500
  Payable for investments purchased ......     1,198,690
  Payable for Fund shares redeemed .......       198,054
  Payable for investment advisory fees ...       111,387
  Payable for distribution fees ..........        28,102
  Other accrued expenses .................       196,822
                                            ------------
  TOTAL LIABILITIES ......................     2,242,555
                                            ------------
  NET ASSETS applicable to 8,141,767
    shares outstanding ...................  $133,729,889
                                            ============
NET ASSETS CONSIST OF:
  Capital stock, at par value ............  $      8,142
  Additional paid-in capital .............   203,814,242
  Accumulated net realized loss on
    investments and foreign
    currency transactions ................   (91,942,931)
  Net unrealized appreciation on investments
    and foreign currency transactions ....    21,850,436
                                            ------------
  TOTAL NET ASSETS .......................  $133,729,889
                                            ============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption
    price per share ($132,885,931 / 8,089,737
    shares outstanding) ..................        $16.43
                                                  ======
  CLASS A:
  Net Asset Value and redemption price per share
    ($425,484 / 25,868 shares outstanding)        $16.45
                                                  ======
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge of 5.75% of
    the offering price at December 31, 2003)      $17.45
                                                  ======
  CLASS B:
  Net Asset Value and offering price per share
    ($211,090 / 13,176 shares outstanding)        $16.02(a)
                                                  ======
  CLASS C:
  Net Asset Value and offering price per share
    ($207,384 / 12,986 shares outstanding)        $15.97(a)
                                                  ======

------------------------
(a) Redemption price varies based on length of time held


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign
    taxes of $69,930) ...................    $ 1,305,059
  Interest ..............................        186,321
                                             -----------
  TOTAL INVESTMENT INCOME ...............      1,491,380
                                             -----------
EXPENSES:
  Investment advisory fees ..............      1,179,180
  Distribution fees .....................        296,682
  Shareholder services fees .............        243,151
  Custodian fees ........................         89,171
  Shareholder communications expenses ...         72,130
  Legal and audit fees ..................         45,008
  Registration fees .....................         40,583
  Directors' fees .......................          8,484
  Miscellaneous expenses ................         47,571
                                             -----------
  TOTAL EXPENSES ........................      2,021,960
                                             -----------
  NET INVESTMENT LOSS ...................       (530,580)
                                             -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments and
    foreign currency transactions .......     (1,577,113)
  Net change in unrealized appreciation/
    depreciation on investments and foreign
    currency transactions ...............     43,212,753
                                             -----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ...............     41,635,640
                                             -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .....................    $41,105,060
                                             ===========


                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                                -----------------   -----------------
OPERATIONS:
  Net investment loss .......................................................    $    (530,580)       $   (818,361)
  Net realized loss on investments and foreign currency transactions ........       (1,577,113)        (33,278,221)
  Net change in unrealized appreciation/depreciation of investments
    and foreign currency transactions .......................................       43,212,753          (3,573,454)
                                                                                 -------------        ------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........       41,105,060         (37,670,036)
                                                                                 -------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA .................................................................      (13,217,980)        (35,944,535)
  Class A ...................................................................          209,766              43,315
  Class B ...................................................................           83,557              49,845
  Class C ...................................................................           67,902              68,074
                                                                                 -------------        ------------
  NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ................      (12,856,755)        (35,783,301)
                                                                                 -------------        ------------
REDEMPTION FEES
  Redemption fees ...........................................................           85,069                 --
                                                                                 -------------        ------------
  NET INCREASE/(DECREASE) IN NET ASSETS .....................................       28,333,374         (73,453,337)
                                                                                 -------------        ------------
NET ASSETS:
  Beginning of period .......................................................      105,396,515         178,849,852
                                                                                 -------------        ------------
  End of period .............................................................    $ 133,729,889        $105,396,515
                                                                                 =============        ============


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Growth Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994. Prior to January 13, 2000, the Fund's name was The Gabelli Global Interactive Couch Potato(R) Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2003, there were no repurchase agreements.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates. At December 31, 2003, there were no open option contracts.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2003, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and net capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2003, reclassifications were made to decrease accumulated net investment loss for $530,580 and to decrease accumulated net realized loss on investments and foreign currency transactions for $85,013, with an offsetting adjustment to additional paid-in capital.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios and then, among the Classes of Shares. Such allocations are made on the basis of each Portfolio's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Accumulated capital loss carryforward ..................   $(90,068,929)
     Net unrealized appreciation on investments .............     20,029,840
     Net unrealized depreciation on securities sold short ...        (65,021)
     Net unrealized appreciation on
       foreign receivables and payables .....................         11,615
                                                                 -----------
     Total accumulated loss .................................   $(70,092,495)
                                                                ============

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2003 of $90,068,929. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $48,819,742 of loss carryforward is available through 2009; $39,969,419 is available through 2010; and $1,279,768 is available through 2011.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2003, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $293,397 and $768 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $1,372 and $1,145, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2003, other than short term securities, aggregated $60,689,138 and $95,147,753, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2003, the Fund paid brokerage commissions of $6,941 to Gabelli & Company, Inc. During the year ended December 31, 2003, Gabelli & Company, Inc. received $1,404 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. During fiscal 2003, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value, which is included in miscellaneous expenses on the Statement of Operations.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings during the year ended December 31, 2003.

8. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase (one year beginning May 1, 2004).

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
The Fund imposes a redemption fee of 2.00% on Class AAA and Class A Shares that are redeemed within sixty days of purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders. The redemption fees returned to the assets of the Fund during the year ended December 31, 2003 amounted to $85,069.

Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2003                 DECEMBER 31, 2002
                                                    -----------------------------    ------------------------------
                                                       SHARES          AMOUNT             SHARES         AMOUNT
                                                    -----------      ------------    ------------     -------------
                                                               CLASS AAA                         CLASS AAA
                                                    -----------------------------    ------------------------------
Shares sold ......................................    3,808,797      $ 45,481,542      57,002,879     $ 782,882,461
Shares issued upon reinvestment of dividends .....           --                --              --                --
Shares redeemed ..................................   (4,759,485)      (58,699,522)    (59,517,422)     (818,826,996)
                                                    -----------      ------------    ------------     -------------
    Net decrease .................................     (950,688)     $(13,217,980)     (2,514,543)    $ (35,944,535)
                                                    ===========      ============    ============     =============
                                                                CLASS A                           CLASS A
                                                    -----------------------------    ------------------------------
Shares sold ......................................      409,125      $  4,755,463          11,912     $     144,803
Shares issued upon reinvestment of dividends .....           --                --              --                --
Shares redeemed ..................................     (398,393)       (4,545,697)         (7,307)         (101,488)
                                                    -----------      ------------    ------------     -------------
    Net increase .................................       10,732      $    209,766           4,605     $      43,315
                                                    ===========      ============    ============     =============
                                                                CLASS B                           CLASS B
                                                    -----------------------------    ------------------------------
Shares sold ......................................        7,154      $    101,286           3,968     $      51,975
Shares issued upon reinvestment of dividends .....           --                --              --                --
Shares redeemed ..................................       (1,531)          (17,729)           (144)           (2,130)
                                                    -----------      ------------    ------------     -------------
    Net increase .................................        5,623      $     83,557           3,824     $      49,845
                                                    ===========      ============    ============     =============
                                                                CLASS C                           CLASS C
                                                    -----------------------------    ------------------------------
Shares sold ......................................        6,903      $    103,864           8,996     $     121,905
Shares issued upon reinvestment of dividends .....           --                --              --                --
Shares redeemed ..................................       (2,780)          (35,962)         (3,737)          (53,831)
                                                    -----------      ------------    ------------     -------------
    Net increase .................................        4,123      $     67,902           5,259     $      68,074
                                                    ===========      ============    ============     =============

9. CHANGE IN FUND'S AUDITOR. On November 19, 2003, based on the recommendation of the Audit Committee of the Fund, the Board of Directors voted to appoint Ernst & Young LLP as the Fund's independent auditor for the current fiscal year ending December 31, 2003, replacing Grant Thornton LLP ("GT"). During the two most recent fiscal years, GT audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and GT on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of GT would have caused it to make reference to the disagreements in connection with its report.

10. OTHER MATTERS. On October 7, 2003, the Fund's Adviser received a subpoena from the Attorney General of the State of New York requesting information on mutual fund shares trading practices. The Adviser is fully cooperating in responding to the request. The Fund does not believe that this matter will have a material adverse effect on the Fund's financial position or results of the operations.

THE GABELLI GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                              INCOME
                                  FROM INVESTMENT OPERATIONS                                  DISTRIBUTIONS
                           ----------------------------------------      -----------------------------------------------------
                                             Net
                Net Asset               Realized and        Total                         Net
  Period          Value,       Net       Unrealized         from             Net       Realized
   Ended        Beginning  Investment  Gain (Loss) on    Investment      Investment     Gain on       Paid-in-        Total
December 31     of Period     Loss       Investments     Operations        Income     Investments     Capital     Distributions
-----------     ---------  ----------   -------------    ----------      ----------   -----------    ----------   -------------
CLASS AAA
   2003(f)        $11.62     $(0.06)      $   4.86         $   4.81            --           --             --            --
   2002(f)         15.45      (0.08)         (3.75)           (3.83)           --           --             --            --
   2001(f)         20.37      (0.16)         (4.76)           (4.92)           --           --             --            --
   2000(f)         35.17      (0.29)        (12.92)          (13.21)           --      $(1.48)         $(0.11)       $(1.59)
   1999            16.99      (0.13)         19.77            19.64        $(0.00)(b)    (1.46)            --         (1.46)
CLASS A
   2003(f)         11.63      (0.06)          4.81             4.82            --           --             --            --
   2002(f)         15.47      (0.08)         (3.76)           (3.84)           --           --             --            --
   2001(f)         20.37      (0.16)         (4.74)           (4.90)           --           --             --            --
   2000(a)(f)      38.80      (0.28)        (16.56)          (16.84)           --       (1.48)          (0.11)        (1.59)
CLASS B
   2003(f)         11.42      (0.16)          4.59             4.60            --           --             --            --
   2002(f)         15.30      (0.17)         (3.71)           (3.88)           --           --             --            --
   2001(f)         20.30      (0.29)         (4.71)           (5.00)           --           --             --            --
   2000(a)(f)      38.80      (0.46)        (16.45)          (16.91)           --        (1.48)         (0.11)        (1.59)
CLASS C
   2003(f)         11.38      (0.16)          4.58             4.59            --           --             --            --
   2002(f)         15.26      (0.17)         (3.71)           (3.88)           --           --             --            --
   2001(f)         20.24      (0.28)         (4.70)           (4.98)           --           --             --            --
   2000(a)(f)      38.80      (0.46)        (16.51)          (16.97)           --        (1.48)         (0.11)        (1.59)

                                             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                               ----------------------------------------------------------------------
                                                                             Net
                              Net Asset                   Net Assets      Investment      Operating
  Period                        Value,                      End of           Loss        Expenses to      Portfolio
   Ended           Redemption   End of        Total         Period        to Average     Average Net      Turnover
December 31          Fees       Period       Return+      (in 000's)      Net Assets     Assets (c)(d)      Rate
-----------        --------    --------      -------      ----------      -----------    ------------     ---------
CLASS AAA
   2003(f)          $0.01        $16.43       41.4%       $132,886         (0.45)%           1.71%           63%
   2002(f)            --          11.62      (24.8)        105,034         (0.58)            1.75            82
   2001(f)            --          15.45      (24.2)        178,575         (0.91)            1.75           102
   2000(f)            --          20.37      (37.5)        271,572         (0.95)            1.60            93
   1999               --          35.17      116.1         447,769         (0.85)            1.58            63
CLASS A
   2003(f)          0.01          16.45       41.4             426         (0.45)            1.71            63
   2002(f)            --          11.63      (24.8)            176         (0.58)            1.75            82
   2001(f)            --          15.47      (24.1)            163         (0.91)            1.75           102
   2000(a)(f)         --          20.37      (43.3)            241         (0.95)(e)         1.60(e)         93
CLASS B
   2003(f)          0.01          16.02       40.3             211         (1.20)            2.46            63
   2002(f)            --          11.42      (25.4)             86         (1.33)            2.50            82
   2001(f)            --          15.30      (24.6)             57         (1.66)            2.50           102
   2000(a)(f)         --          20.30      (43.5)             77         (1.70)(e)         2.35(e)         93
CLASS C
   2003(f)          0.01          15.97       40.3             207         (1.20)            2.46            63
   2002(f)            --          11.38      (25.4)            101         (1.33)            2.50            82
   2001(f)            --          15.26      (24.6)             55         (1.66)            2.50           102
   2000(a)(f)         --          20.24      (43.7)             26         (1.70)(e)         2.35(e)         93

--------------------------------------------------------------------------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of offering on March 1, 2000. (b) Amount represents less than $0.005 per share.
(c) The Fund incurred interest expense during the period ended December 31, 2002, 2001 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.70%,1.59% and 1.49% (Class AAA), 1.70%, 1.59% and 1.49% (Class A), 2.45%, 2.34% and 2.24%
    (Class B), and 2.45%, 2.34% and 2.24% (Class C), respectively.
(d) The Fund incurred interest expense during the year ended December 31, 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.55%.
(e) Annualized.
(f) Per share amounts have been calculated using the average month-end shares outstanding method.

                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
Shareholders and Board of Directors of
The Gabelli Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Growth Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc., as of December 31, 2003, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Fund for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 31, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund's custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Growth Fund at December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ ERNST & YOUNG LLP
New York, New York
February 10, 2004

THE GABELLI GLOBAL GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Growth Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Global Growth Fund at One Corporate Center, Rye, NY 10580.

                           TERM OF      NUMBER OF
                         OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)        LENGTH OF      COMPLEX
    ADDRESS 1               TIME       OVERSEEN BY     PRINCIPAL OCCUPATION(S)                           OTHER DIRECTORSHIPS
    AND AGE               SERVED 2      DIRECTOR       DURING PAST FIVE YEARS                              HELD BY DIRECTOR
----------------         ----------    ------------    ----------------------                              ----------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI          Since 1993       24       Chairman of the Board and Chief Executive           Director of Morgan Group
Director and                                        Officer of Gabelli Asset Management Inc.            Holdings, Inc. (holding
Chief Investment Officer                            and Chief Investment Officer of Gabelli             company); Vice Chairman of
Age: 61                                             Funds, LLC and GAMCO Investors, Inc.;               Lynch Corporation
                                                    Vice Chairman and Chief Executive Officer           (diversified manufacturing)
                                                    of Lynch Interactive Corporation (multimedia
                                                    and services)

JOHN D. GABELLI           Since 1993       10       Senior Vice President of Gabelli & Company, Inc.            --
Director                                            Director of Gabelli Advisers, Inc.
Age: 59

KARL OTTO POHL            Since 1993       33       Member of the Shareholder Committee of              Director of Gabelli Asset
Director                                            Sal Oppenheim Jr. & Cie (private investment         Management Inc. (investment
Age: 74                                             bank); Former President of the Deutsche             management); Chairman,
                                                    Bundesbank and Chairman of its Central Bank         Incentive Capital and
                                                    Council (1980-1991)                                 Incentive Asset Management
                                                                                                        (Zurich); Director at Sal
                                                                                                        Oppenheim Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:
-------------------------
E. VAL CERUTTI            Since 2001       7        Chief Executive Officer of Cerutti                  Director of Lynch
Director                                            Consultants, Inc.; Former President and Chief       Corporation (diversified
Age: 64                                             Operating Officer of Stella D'oro Biscuit           manufacturing)
                                                    Company (through 1992); Adviser, Iona College
                                                    School of Business

ANTHONY J. COLAVITA       Since 1993       35       President and Attorney at Law in the law firm               --
Director                                            of Anthony J. Colavita, P.C.
Age: 68

ARTHUR V. FERRARA         Since 2001       9        Formerly, Chairman of the Board and Chief           Director of The Guardian
Director                                            Executive Officer of The Guardian Life              Life Insurance Company of
Age: 73                                             Insurance Company of America from                   America; and 25 mutual funds
                                                    January 1993 to December 1995; President,           within the Guardian Fund
                                                    Chief Executive Officer and a Director prior        Complex
                                                    thereto

WERNER J. ROEDER, MD      Since 1993       26       Vice President/Medical Affairs, Lawrence                    --
Director                                            Hospital Center and practicing private physician
Age:  63

ANTHONIE C. VAN EKRIS     Since 1993       20       Managing Director of BALMAC International,          Director of Aurado
Director                                            Inc. (commodities)                                  Exploration, Inc. (oil &
Age: 69                                                                                                 gas operations)


                                        17


THE GABELLI GLOBAL GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
                           TERM OF      NUMBER OF
                         OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)        LENGTH OF      COMPLEX
    ADDRESS 1               TIME       OVERSEEN BY     PRINCIPAL OCCUPATION(S)                           OTHER DIRECTORSHIPS
    AND AGE               SERVED 2      DIRECTOR       DURING PAST FIVE YEARS                              HELD BY DIRECTOR
----------------         ----------    ------------    ----------------------                              ----------------

OFFICERS:
BRUCE N. ALPERT           Since 2003       --       Executive Vice President and Chief Operating                --
President                                           Officer of Gabelli Funds, LLC since 1988 and
Age: 52                                             an officer of all mutual funds advised by
                                                    Gabelli  Funds, LLC and its affiliates.
                                                    Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE            Since 1995       --       Vice President, General Counsel and Secretary               --
Secretary                                           of Gabelli Asset Management Inc. since 1999
Age: 40                                             and GAMCO Investors, Inc. since 1993;
                                                    Secretary of all mutual funds advised by
                                                    Gabelli Advisers, Inc. and Gabelli Funds, LLC

--------------------------------------------------------------------------------
  1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
  2 Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
  3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John
    D. Gabelli are brothers.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------
     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                  BOARD OF DIRECTORS
Mario J. Gabelli, CFA              John D. Gabelli
CHAIRMAN AND CHIEF                 SENIOR VICE PRESIDENT
INVESTMENT OFFICER                 GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                     Karl Otto Pohl
CHIEF EXECUTIVE OFFICER            FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.          DEUTSCHE BUNDESBANK

Anthony J. Colavita                Werner J. Roeder, MD
ATTORNEY-AT-LAW                    VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.          LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                  Anthonie C. van Ekris
FORMER CHAIRMAN AND                MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER            BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA


                    OFFICERS
Bruce N. Alpert                    James E. McKee
PRESIDENT                          SECRETARY


                  DISTRIBUTOR
            Gabelli & Company, Inc.

 CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
      State Street Bank and Trust Company

                 LEGAL COUNSEL
   Skadden, Arps, Slate, Meagher & Flom LLP

[GRAPHIC OMITTED]

GABELLI PHOTO

THE
GABELLI
GLOBAL
GROWTH
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB442Q403SR


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003

                       THE GABELLI GLOBAL OPPORTUNITY FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2003

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2003 with a description of the factors that affected the performance during the past year.

PERFORMANCE DISCUSSION

      The Gabelli Global Opportunity Fund's (the "Fund") net asset value rose 13.5% during the fourth quarter. This compares with a rise of 14.5% for the Morgan Stanley Capital International ("MSCI") All Country ("AC") World Free Index and a gain of 13.5% for the average global fund monitored by Lipper Inc. For 2003, the Fund's net asset value rose 37.4% compared with a rise of 34.6% and 32.1% for the MSCI AC World Free Index and Lipper Global Fund Average, respectively.

      A combination of low interest rates, excellent corporate earnings and, thankfully, a lack of any major terrorist attack enticed investors back into the equity markets. Of course, two consecutive quarters of positive returns gave investors some added confidence that the bear has gone into hibernation. Adjusted for movements in the dollar, Germany, one of the hardest hit markets in the downtown, rose 30.8%, the United Kingdom rose 18.1% and Japan's Topix Index appreciated by 6.9%. Returns to dollar-based investors were assisted by the weakness of the dollar. For the quarter, this added about 4.5% to Japanese investments and about double that for investments in the Euro Zone. For the year, the dollar declined by about 22% vis-a-vis the euro and by about half that amount against the yen.

      During 2003, the Fund's best performers were companies that tend to benefit from faster economic growth. These include Invik (+174.1%), Vivendi
Universal (+51.1%) and the Italian broadcaster Mediaset (+29.8%). Consumer products manufacturers Marzotto and Christian Dior also rose sharply during the year. Several of the Fund's Japanese holdings performed poorly during the year including Kikkoman, Nintendo and Shiseido. Aerospace giant Lockheed Martin and gold mining company Harmony Gold faltered in 2003 after enjoying large gains in previous years.

                                                           Sincerely yours,

                                                           /s/ Bruce N. Alpert
                                                           Bruce N. Alpert
                                                           President
February 24, 2004

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL OPPORTUNITY FUND CLASS AAA SHARES, THE LIPPER GLOBAL FUND AVERAGE AND THE MSCI
                               AC WORLD FREE INDEX

[GRAPH OMITTED]
PLOT POINTS FOLLOW:
                     Gabelli Global
                   Opportunity Fund       Lipper Global          Morgan Stanley
                   Class AAA Shares        Fund Average        World Free Index
5/11/98                      10,000              10,000                  10,000
12/31/98                     11,009               9,922                  10,613
12/31/99                     19,729              13,459                  14,430
12/31/00                     17,068              12,077                  11,619
12/31/01                     12,130               9,979                   9,770
12/31/02                     10,737               8,030                   7,916
12/31/03                     14,753              10,607                  10,657

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2003 (A)

                                                                                              SINCE
                                            QUARTER      1 YEAR      3 YEAR      5 YEAR   INCEPTION(B)
                                            -------      ------      ------      ------   ------------
  Gabelli Global Opportunity Fund
     Class AAA ............................  13.48%      37.40%      (4.74)%      6.03%       7.13%

  MSCI AC World Free Index ................  14.52%      34.63%      (2.84)%      0.02%       1.08%
  Lipper Global Fund Average ..............  13.46%      32.09%      (3.92)%      2.20%       1.65%

  Class A .................................  13.47%      37.42%      (4.69)%      6.07%       7.17%
                                              6.99%(c)   29.52%(c)   (6.56)%(c)   4.83%(c)    6.05%(c)
  Class B .................................  13.21%      36.36%      (5.40)%      5.56%       6.71%
                                              8.66%(d)   31.81%(d)   (6.06)%(d)   5.26%(d)    6.58%(d)
  Class C .................................  13.46%      37.67%      (4.53)%      6.17%       7.25%
                                             12.55%(d)   36.75%(d)   (4.53)%(d)   6.17%(d)    7.25%(d)

 (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized. Had the Adviser not reimbursed expenses of the Fund from 1999 to 2003, returns would have been lower. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, August 16, 2000 and November 23, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund.
 (b) From commencement of investment operations on May 11, 1998.
 (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
 (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
  Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        ------
              COMMON STOCKS -- 94.7%
              AEROSPACE -- 2.0%
       7,500  Lockheed Martin
                Corp. .............$   184,317  $   385,500
                                   -----------  -----------
              AVIATION: PARTS AND SERVICES -- 1.1%
       4,700  Precision Castparts
                Corp. .............    139,355     213,427
                                   -----------  -----------
              BROADCASTING -- 3.2%
      15,000  Mediaset SpA ........    144,234      178,229
       5,000  RTL Group ...........    269,324      295,156
       7,300  Young Broadcasting Inc.,
                Cl. A+ ............    262,800      146,292
                                   -----------  -----------
                                       676,358      619,677
                                   -----------  -----------
              BUILDING AND CONSTRUCTION -- 2.6%
      24,125  CRH plc .............    337,473      494,489
                                   -----------  -----------
              CABLE -- 0.8%
       7,000  Cablevision Systems Corp.,
                Cl. A+ ............    150,246      163,730
                                   -----------  -----------
              COMMUNICATIONS EQUIPMENT -- 4.1%
          25  Faith Inc. ..........    122,134      221,610
      54,000  Furukawa Electric
                Co. Ltd. ..........    228,325      179,379
       4,000  L-3 Communications
                Holdings Inc.+ ....    170,294      205,440
      46,000  Nortel Networks
                Corp.+ ............    136,620      194,580
                                   -----------  -----------
                                       657,373      801,009
                                   -----------  -----------
              CONSUMER PRODUCTS -- 7.9%
       8,000  Christian Dior SA ...    361,416      484,662
      15,000  Compagnie Financiere
                Richemont AG, Cl. A    286,849      360,218
      27,000  Marzotto SpA ........    184,410      306,849
       2,000  Nintendo Co. Ltd. ...    344,434      186,620
      15,000  Shiseido Co. Ltd. ...    161,833      182,374
                                   -----------  -----------
                                     1,338,942    1,520,723
                                   -----------  -----------
              CONSUMER SERVICES -- 0.9%
       5,375  InterActiveCorp.+ ...     60,271      182,374
                                   -----------  -----------
              ELECTRONICS -- 1.8%
       2,000  Rohm Co. Ltd. .......    445,272      234,394
      30,000  Toshiba Corp. .......    152,711      113,651
                                   -----------  -----------
                                       597,983      348,045
                                   -----------  -----------
              ENERGY AND UTILITIES -- 0.4%
      90,000  Nordex AG+ ..........    135,114       77,195
                                   -----------  -----------
              ENTERTAINMENT -- 7.0%
      31,200  Liberty Media Corp.,
                Cl. A+ ............    509,325      370,968
      60,000  Publishing &
                Broadcasting Ltd. .    329,659      565,991
      10,000  Time Warner Inc.+ ...    139,930      179,900
      10,000  Vivendi Universal
                SA, ADR+ ..........    530,500      242,800
                                   -----------  -----------
                                     1,509,414    1,359,659
                                   -----------  -----------

                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        ------
              ENVIRONMENTAL SERVICES -- 1.1%
      15,000  Allied Waste
                Industries Inc.+ ..$   137,550  $   208,200
                                   -----------  -----------
              FINANCIAL SERVICES -- 9.4%
      30,000  Bank of Ireland .....    185,546      408,678
       7,000  Citigroup Inc. ......    270,158      339,780
       5,000  Invik & Co. AB,
                Cl. B .............    359,167      493,378
         937  Leucadia National
                Corp. .............     84,897       43,179
       1,285  Muenchener
                Rueckversicherungs-
                Gesellschaft AG ...    324,290      155,795
      70,000  Nikko Cordial Corp. .    657,130      389,941
                                   -----------  -----------
                                     1,881,188    1,830,751
                                   -----------  -----------
              FOOD AND BEVERAGE -- 0.7%
      20,000  Kikkoman Corp. ......    134,586      142,204
                                   -----------  -----------
              HEALTH CARE -- 14.0%
       8,208  GlaxoSmithKline plc .    245,936      188,078
      13,600  Novartis AG .........    534,476      617,457
       8,000  Roche Holding AG ....    805,043      806,954
      10,000  Sanofi-Synthelabo SA     438,858      753,027
       9,000  Takeda Chemical
                Industries Ltd. ...    565,250      356,910
                                   -----------  -----------
                                     2,589,563    2,722,426
                                   -----------  -----------
              METALS AND MINING -- 15.9%
      17,726  Andsberg Ltd.+ ......      8,277       19,677
      17,726  Antofagasta plc .....    106,047      334,776
      65,000  Gold Fields
                Ltd., ADR .........    282,317      906,100
      10,000  Harmony Gold Mining
                Co. Ltd. ..........     56,555      162,547
      51,000  Harmony Gold Mining Co. Ltd.,
                ADR ...............    275,466      827,730
      17,000  Newmont Mining Corp.     396,100      826,370
                                   -----------  -----------
                                     1,124,762    3,077,200
                                   -----------  -----------
              PUBLISHING -- 1.4%
      20,000  Arnoldo Mondadori
                Editore SpA .......    157,737      179,364
      36,100  Independent News &
                Media plc .........     72,399       85,606
                                   -----------  -----------
                                       230,136      264,970
                                   -----------  -----------
              TELECOMMUNICATIONS -- 11.8%
       3,000  ALLTEL Corp. ........    156,153      139,740
       2,400  AT&T Corp. ..........    113,478       48,720
      11,000  BCE Inc. ............    600,675      245,960
      19,500  BT Group plc ........    217,302       65,714
      13,180  Citizens Communications
                Co.+ ..............    187,974      163,696
       4,783  Deutsche Telekom
                AG, ADR+ ..........    121,558       86,716
         122  KDDI Corp. ..........    865,872      698,964
      10,500  Rogers Communications
                Inc., Cl. B, ADR ..    170,881      173,250

                See accompanying notes to financial statements.
                                       3

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        ------
              COMMON STOCKS  (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
       9,000  Sprint Corp. -
                FON Group .........$   338,757  $   147,780
      82,521  Telecom Italia
                SpA, RNC+ .........    156,868      168,102
       4,179  Telefonica SA, ADR ..    158,806      184,670
       4,500  Verizon Communications
                Inc. ..............    273,319      157,860
                                   -----------  -----------
                                     3,361,643    2,281,172
                                   -----------  -----------
              WIRELESS COMMUNICATIONS -- 8.6%
      26,827  AT&T Wireless Services
                Inc.+ .............    303,684      214,348
      19,500  mm02 plc+ ...........     58,637       26,879
      20,000  Nextel Communications Inc.,
                Cl. A+ ............    312,920      561,200
          65  NTT DoCoMo Inc. .....    143,179      147,383
      14,000  Rural Cellular Corp.,
                Cl. A+ ............    587,677      111,300
      12,500  Sprint Corp. -
                PCS Group+ ........    255,561       70,250
       2,300  Telephone & Data
                Systems Inc. ......     86,665      143,865
       3,000  United States
                Cellular Corp.+ ...    188,250      106,500
     113,964  Vodafone Group plc ..    434,313      282,558
                                   -----------  -----------
                                     2,370,886    1,664,283
                                   -----------  -----------
              TOTAL COMMON STOCKS . 17,617,160   18,357,034
                                   -----------  -----------

  PRINCIPAL                                        MARKET
   AMOUNT                              COST         VALUE
  ---------                            ----        ------
              U.S. GOVERNMENT OBLIGATIONS -- 5.9%
  $1,139,000  U.S. Treasury Bills,
                0.874% to 0.945%++,
                01/02/04 to
                03/25/04 ..........$ 1,137,305  $ 1,137,314
                                   -----------  -----------
              TOTAL INVESTMENTS --
                100.6% ............$18,754,465   19,494,348
                                   ===========
              OTHER ASSETS AND LIABILITIES
                (NET) -- (0.6)% ...............    (110,054)
                                                -----------
              NET ASSETS -- 100.0% ............ $19,384,294
                                                ===========
----------------
              For Federal tax purposes:
              Aggregate cost .................. $18,754,465
                                                ===========
              Gross unrealized appreciation ... $ 4,676,889 Gross unrealized depreciation ... (3,937,006)
                                                -----------
              Net unrealized appreciation ..... $   739,883
                                                ===========
----------------
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
RNC - Non-Convertible Savings Shares.

                                         % OF
                                        MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION               VALUE       VALUE
--------------------------              ------      -------
Europe ...............................   37.4%  $ 7,297,029
North America ........................   35.3%    6,881,522
Japan ................................   14.7%    2,853,429
South Africa .........................    9.7%    1,896,377
Asia/Pacific .........................    2.9%      565,991
                                        ------  -----------
                                        100.0%  $19,494,348
                                        ======  ===========

                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value
    (Cost $18,754,465) ..................... $19,494,348
  Dividends and reclaims receivable ........      28,193
  Receivable for Fund shares sold ..........      15,913
  Other assets .............................       2,362
                                             -----------
  TOTAL ASSETS .............................  19,540,816
                                             -----------
LIABILITIES:
  Cash and foreign currency due to custodian,
    at value (Cost $65,273) ................      67,446
  Payable for Fund shares redeemed .........       1,171
  Payable for investment advisory fees .....      32,031
  Payable for distribution fees ............       3,947
  Other accrued expenses ...................      51,927
                                             -----------
  TOTAL LIABILITIES ........................     156,522
                                             -----------
  NET ASSETS applicable to 1,591,849
    shares outstanding ..................... $19,384,294
                                             ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value .............. $     1,592
  Additional paid-in capital ...............  25,457,437
  Accumulated net realized loss on investments
    and foreign currency transactions ......  (6,815,688)
  Net unrealized appreciation on investments
    and foreign currency transactions ......     740,953
                                             -----------
  TOTAL NET ASSETS ......................... $19,384,294
                                             ===========
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption
    price per share ($19,304,832 (DIVIDE)
    1,585,303 shares outstanding) ..........      $12.18
                                                  ======
  CLASS A:
  Net Asset Value and redemption
    price per share
    ($66,955 (DIVIDE)
    5,504 shares outstanding) ..............      $12.16
                                                  ======
  Maximum offering price per share
    (NAV/ 0.9425, based on maximum
    sales charge of 5.75% of the
    offering price at December 31, 2003) ...      $12.90
                                                  ======
  CLASS B:
  Net Asset Value and offering
    price per share
    ($12,385 (DIVIDE)
    1,032 shares outstanding) ..............      $12.00(a)
                                                  ======
  CLASS C:
  Net Asset Value and offering
    price per share
    ($122 (DIVIDE) 10 shares
    outstanding) ...........................      $12.39(a)
                                                  ======
---------------------
(a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $7,918)      $   239,191
  Interest ..................................           6,102
                                                  -----------
  TOTAL INVESTMENT INCOME ...................         245,293
                                                  -----------
EXPENSES:
  Investment advisory fees ..................         156,395
  Distribution fees .........................          39,175
  Shareholder communications expenses .......          23,750
  Shareholder services fees .................          19,349
  Legal and audit fees ......................          15,109
  Custodian fees ............................          11,191
  Registration fees .........................          11,682
  Interest expense ..........................           3,249
  Organizational expenses ...................           2,627
  Directors' fees ...........................             798
  Miscellaneous expenses ....................           3,496
                                                  -----------
  TOTAL EXPENSES ............................         286,821
                                                  -----------
  Expense reimbursement .....................         (48,447)
                                                  -----------
  TOTAL NET EXPENSES ........................         238,374
                                                  -----------
  NET INVESTMENT INCOME .....................           6,919
                                                  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
  Net realized loss on investments and
    foreign currency transactions ...........      (1,774,107)
  Net change in unrealized appreciation/
    depreciation on investments and
    foreign currency transactions ...........       6,914,033
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ...................       5,139,926
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................     $ 5,146,845
                                                  ===========

                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                         -----------------   -----------------
OPERATIONS:
  Net investment income/(loss) ........................................     $      6,919      $     (7,711)
  Net realized loss on investments and foreign currency transactions ..       (1,774,107)       (1,903,438)
  Net change in unrealized appreciation/depreciation on investments and
      foreign currency transactions ...................................        6,914,033            85,695
                                                                            ------------      ------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....        5,146,845        (1,825,454)
                                                                            ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class AAA ...........................................................          (12,058)               --
  Class A .............................................................              (82)               --
                                                                            ------------      ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................................          (12,140)               --
                                                                            ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ...........................................................         (863,362)       (1,602,562)
  Class A .............................................................           18,634            (3,515)
  Class B .............................................................               62               535
  Class C .............................................................               --                --
                                                                            ------------      ------------
  Net decrease in net assets from capital share transactions ..........         (844,666)       (1,605,542)
                                                                            ------------      ------------
REDEMPTION FEES:
  Redemption fees .....................................................           48,655                --
                                                                            ------------      ------------
  NET INCREASE/(DECREASE) IN NET ASSETS ...............................        4,338,694        (3,430,996)
NET ASSETS:
  Beginning of period .................................................       15,045,600        18,476,596
                                                                            ------------      ------------
  End of period .......................................................     $ 19,384,294      $ 15,045,600
                                                                            ============      ============

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2003, there were no repurchase agreements.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

For the year ended December 31, 2003, reclassifications were made to decrease accumulated net investment loss for $5,221 and to increase accumulated net realized loss on investments and foreign currency transactions for $1,984, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2003 was $12,140 of ordinary income. No distributions were made in 2002.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios and then, among the Classes of Shares. Such allocations are made on the basis of each Portfolio's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

         Accumulated capital loss carryforward ...... $(6,815,688)
         Net unrealized appreciation ................     739,883
         Net unrealized appreciation on foreign
           receivables and payables .................       1,070
                                                      -----------
         Total accumulated loss ..................... $(6,074,735)
                                                      ===========

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2003 of $6,815,688. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $3,134,793 of the loss carryforward is available through 2009; $1,904,804 is available through 2010; and $1,776,091 is available through 2011.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 1.50% of the value of the Fund's average daily net assets. For the year ended December 31, 2003, the Adviser reimbursed the Fund in the amount of $48,447. Beginning January 1, 2003 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 1.50% of average daily net assets. The cumulative amount which the Fund may repay the Adviser is $286,166.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2003, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $38,978 and $95 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $101 and $1, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2003, other than short term securities, aggregated $1,995,388 and $3,098,217, respectively.

7. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2003, the Fund paid brokerage commissions of $1,196 to Gabelli & Company, Inc. During the year ended December 31, 2003, Gabelli & Company, Inc. received $115 from investors representing commissions (sales charges and underwriting fees) of Fund shares.

8. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2003.

The average daily amount of borrowings outstanding within the year ended December 31, 2003 was $99,988 with a related weighted average interest rate of 2.03%. The maximum amount borrowed at any time during the year ended December 31, 2003 was $883,000.

9. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered through selected broker/dealers with no sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase (one year beginning May 1, 2004).

The Fund imposes a redemption fee of 2.00% on Class AAA and Class A shares that are redeemed within sixty days of purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders. The redemption fees returned to the assets of the Fund during the year ended December 31, 2003 amounted to $48,655.

Transactions in shares of capital stock were as follows:

                                                               YEAR ENDED                       YEAR ENDED
                                                            DECEMBER 31, 2003                DECEMBER 31, 2002
                                                     ----------------------------      ---------------------------
                                                       SHARES           AMOUNT            SHARES         AMOUNT
                                                     ----------        ----------      ----------       ----------
                                                                CLASS AAA                        CLASS AAA
                                                     ----------------------------      ---------------------------
Shares sold ........................................  1,728,960      $ 15,428,214       4,157,271     $ 39,584,069
Shares issued upon reinvestment of dividends .......        953            11,487              --               --
Shares redeemed .................................... (1,836,267)      (16,303,063)     (4,305,052)     (41,186,631)
                                                     ----------      ------------      ----------     ------------
Net decrease .......................................   (106,354)     $   (863,362)       (147,781)    $ (1,602,562)
                                                     ==========      ============      ==========     ============
                                                                 CLASS A                          CLASS A
                                                     ----------------------------      ---------------------------
Shares sold ........................................      2,462      $     27,256           1,504     $     13,508
Shares issued upon reinvestment of dividends .......          6                80              --               --
Shares redeemed ....................................     (1,068)           (8,702)         (1,887)         (17,023)
                                                     ----------      ------------      ----------     ------------
Net increase (decrease) ............................      1,400      $     18,634            (383)    $     (3,515)
                                                     ==========      ============      ==========     ============
                                                                 CLASS B                          CLASS B
                                                     ----------------------------      ---------------------------
Shares sold ........................................         46      $        440              57     $        535
Shares issued upon reinvestment of dividends .......         --                --              --               --
Shares redeemed ....................................        (35)             (378)             --               --
                                                     ----------      ------------      ----------     ------------
Net increase .......................................         11      $         62              57     $        535
                                                     ==========      ============      ==========     ============
                                                                 CLASS C                          CLASS C
                                                     ----------------------------      ---------------------------
Shares sold ........................................         --      $         --              --     $         --
Shares issued upon reinvestment of dividends .......         --                --              --               --
Shares redeemed ....................................         --                --              --               --
                                                     ----------      ------------      ----------     ------------
Net increase (decrease) ............................         --      $         --              --     $         --
                                                     ==========      ============      ==========     ============

10. CHANGE IN FUND'S AUDITOR. On November 19, 2003, based on the recommendation of the Audit Committee of the Fund, the Board of Directors voted to appoint Ernst & Young LLP as the Fund's independent auditor for the current fiscal year ending December 31, 2003, replacing Grant Thornton LLP ("GT"). During the two most recent fiscal years, GT audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and GT on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of GT would have caused it to make reference to the disagreements in connection with its report.

11. OTHER MATTERS. On October 7, 2003, the Fund's Adviser received a subpoena from the Attorney General of the State of New York requesting information on mutual fund shares trading practices. The Adviser is fully cooperating in responding to the request. The Fund does not believe that this matter will have a material adverse effect on the Fund's financial position or results of the operations.

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                       INCOME
                              FROM INVESTMENT OPERATIONS                          DISTRIBUTIONS
               ----------------------------------------------------   ---------------------------------------
                                              Net
                 Net Asset      Net      Realized and       Total                       Net
     Period       Value,    Investment    Unrealized        from          Net        Realized
     Ended      Beginning     Income    Gain (Loss) on   Investment   Investment     Gain on       Total      Redemption
  December 31   of Period     (Loss)      Investments    Operations     Income     Investments  Distributions    Fees
  -----------  -----------  ----------  --------------   ----------   ----------   -----------  ------------- ----------
CLASS AAA
   2003(i)       $  8.87     $ 0.00(h)      $ 3.29         $ 3.29       $(0.01)          --        $(0.01)      $ 0.03
   2002(i)         10.02       0.00(h)       (1.15)         (1.15)          --           --            --           --
   2001(i)         14.24       0.13          (4.25)         (4.12)       (0.10)          --         (0.10)          --
   2000(i)         18.03       0.26          (2.72)         (2.46)       (0.29)      $(1.04)        (1.33)          --
   1999            10.55       0.03           8.30           8.33           --        (0.85)        (0.85)          --
CLASS A
   2003(i)          8.86       0.00(h)        3.28           3.28        (0.01)          --         (0.01)        0.03
   2002(i)          9.99       0.00(h)       (1.13)         (1.13)          --           --            --           --
   2001(i)         14.21       0.13          (4.24)         (4.11)       (0.11)          --         (0.11)          --
   2000(a)(i)      19.77       0.27          (4.46)         (4.19)       (0.33)       (1.04)        (1.37)          --
CLASS B
   2003(i)          8.80      (0.07)          3.24           3.17           --           --            --         0.03
   2002(i)         10.00      (0.07)         (1.13)         (1.20)          --           --            --           --
   2001(i)         14.22       0.07          (4.26)         (4.19)       (0.03)          --         (0.03)          --
   2000(a)(i)      19.77       0.17          (4.39)         (4.22)       (0.29)       (1.04)        (1.33)          --
CLASS C(f)
   2003(i)          9.00      (0.07)          3.43           3.36           --           --            --         0.03
   2002(i)         10.11      (0.07)         (1.04)         (1.11)          --           --            --           --
   2001(g)(i)      10.15       0.07          (0.11)         (0.04)          --           --            --           --

                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                    --------------------------------------------------------------------------
                                                     Net          Operating          Operating
                Net Asset           Net Assets   Investment      Expenses to        Expenses to
     Period       Value,              End of    Income (Loss)    Average Net        Average Net      Portfolio
     Ended       End of     Total     Period      to Average    Assets Before      Assets Net of      Turnover
  December 31    Period    Return+  (in 000's)    Net Assets   Reimbursement(c)  Reimbursement(d)(e)    Rate
  -----------  ----------  -------  ----------   ------------  ----------------  -------------------  --------
CLASS AAA
   2003(i)        $12.18     37.4%    $19,305        0.04%          1.83%              1.52%             13%
   2002(i)          8.87    (11.5)     15,000       (0.05)          2.39               1.59               0
   2001(i)         10.02    (28.9)     18,422        1.11           2.00               1.59              31
   2000(i)         14.24    (13.5)     31,023        1.50           1.79               1.50              50
   1999            18.03     79.2      26,779        0.36           1.97               1.03              49
CLASS A
   2003(i)         12.16     37.4          67        0.04           1.83               1.52              13
   2002(i)          8.86    (11.3)         36       (0.05)          2.39               1.59               0
   2001(i)          9.99    (29.0)         45        1.11           2.00               1.59              31
   2000(a)(i)      14.21    (21.2)         52        1.50(b)        1.79(b)            1.50(b)           50
CLASS B
   2003(i)         12.00     36.4          12       (0.71)          2.58               2.27              13
   2002(i)          8.80    (12.0)          9       (0.80)          3.14               2.34               0
   2001(i)         10.00    (29.5)         10        0.36           2.75               2.34              31
   2000(a)(i)      14.22    (21.3)          3        0.75(b)        2.54(b)            2.25(b)           50
CLASS C(f)
   2003(i)         12.39     37.7         0.1       (0.71)          2.58               2.27              13
   2002(i)          9.00    (11.0)        0.1       (0.80)          3.14               2.34               0
   2001(g)(i)      10.11    (29.0)        0.1        0.36(b)        2.75(b)            2.34(b)           31

------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of offering on March 1, 2000.
(b) Annualized.
(c) During the periods December 31, 2003, 2002, 2001, 2000 and 1999, the Adviser reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(d) The Fund incurred interest expense during the periods ended December 31, 2003, 2002 and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 1.50%, 2.25% and 2.25% for Class AAA, Class A, Class B and Class C, respectively for each year.
(e) The Fund incurred interest expense during the years ended December 31, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets net of reimbursement would have been 1.50% and 1.00%, respectively.
(f) Class C shares were outstanding for the period October 27, 2000 through December 12, 2000 and for the period April 24, 2001 through May 10, 2001. Financial Highlights are not presented for Class C shares as the information for this period is not considered meaningful.
(g) From November 23, 2001, the date shares were continuously  outstanding.
(h) Amount  represents  less  than  $0.005  per  share.
(i) Per  share  data is calculated using the average month-end shares method.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc., as of December 31, 2003, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Fund for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 31, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Opportunity Fund at December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP
New York, New York
February 10, 2004

--------------------------------------------------------------------------------
                   2003 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2003, the Fund paid to shareholders, on December 27, 2003, an ordinary income dividend (comprised of net investment income) totaling $0.0076 and $0.0149 per share for Class AAA and Class A, respectively. For the fiscal year ended December 31, 2003, 100% of the distribution qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualifying dividend income.

  U.S. GOVERNMENT INCOME:
  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2003 which was derived from U.S. Treasury securities was 2.51%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Opportunity Fund did not meet this strict requirement in 2003. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL OPPORTUNITY FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Opportunity Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Global Opportunity Fund at One Corporate Center, Rye, NY 10580-1422.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
   ADDRESS 1              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE             SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                          HELD BY DIRECTOR
-----------------       ---------     --------------     -----------------------                        -------------------
INTERESTED DIRECTORS 3:
--------------------
MARIO J. GABELLI       Since 1993          24       Chairman of the Board and Chief Executive           Director of Morgan Group
Director and                                        Officer of Gabelli Asset Management Inc.            Holdings, Inc. (holding
Chief Investment Officer                            and Chief Investment Officer of Gabelli Funds,      company); Vice Chairman of
Age: 61                                             LLC and GAMCO Investors, Inc.; Vice Chairman        Lynch Corporation
                                                    and Chief Executive Officer of Lynch Interactive    (diversified manufacturing)
                                                    Corporation (multimedia and services)

JOHN D. GABELLI        Since 1993          10       Senior Vice President of Gabelli & Company, Inc.             --
Director                                            Director of Gabelli Advisers, Inc.
Age: 59

KARL OTTO POHL         Since 1993          33       Member of the Shareholder Committee of              Director of Gabelli Asset
Director                                            Sal Oppenheim Jr. & Cie (private investment         Management Inc. (investment
Age: 74                                             bank); Former President of the Deutsche             management); Chairman,
                                                    Bundesbank and Chairman of its Central Bank         Incentive Capital and
                                                    Council (1980-1991)                                 Incentive Asset Management
                                                                                                        (Zurich); Director at Sal
                                                                                                        Oppenheim Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI         Since 2001           7       Chief Executive Officer of Cerutti                  Director of Lynch
Director                                            Consultants, Inc.; Former President                 Corporation (diversified
Age: 64                                             and Chief Operating Officer of Stella               manufacturing)
                                                    D'oro Biscuit Company (through 1992);
                                                    Adviser, Iona College School of Business

ANTHONY J. COLAVITA    Since 1993          35       President and Attorney at Law in the law firm                --
Director                                            of Anthony J. Colavita, P.C.
Age: 68

ARTHUR V. FERRARA      Since 2001           9       Formerly, Chairman of the Board and Chief           Director of The Guardian
Director                                            Executive Officer of The Guardian Life              Life Insurance Company of
Age: 73                                             Insurance Company of America from                   America; and 25 mutual funds
                                                    January 1993 to December 1995; President,           within the Guardian Fund
                                                    Chief Executive Officer and a Director prior        Complex
                                                    thereto

WERNER J. ROEDER, MD   Since 1993          26       Vice President/Medical Affairs of Lawrence                   --
Director                                            Hospital Center and practicing private physician
Age:  63

ANTHONIE C. VAN EKRIS  Since 1993          20       Managing Director of BALMAC International,          Director of Aurado
Director                                            Inc. (commodities)                                  Exploration, Inc. (oil and
Age: 69                                                                                                 gas operations)

THE GABELLI GLOBAL OPPORTUNITY FUND
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
   ADDRESS 1              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
    AND AGE             SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                           HELD BY DIRECTOR
-----------------       ---------     --------------     -----------------------                         -------------------
OFFICERS:
--------
BRUCE N. ALPERT        Since 2003          --       Executive Vice President and Chief Operating                 --
President                                           Officer of Gabelli Funds, LLC since 1988 and
Age: 52                                             an officer of all mutual funds advised by Gabelli
                                                    Funds, LLC and its affiliates. Director and
                                                    President of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1995          --       Vice President, General Counsel and Secretary                --
Secretary                                           of Gabelli Asset Management Inc. since 1999
Age: 40                                             and GAMCO Investors, Inc. since 1993;
                                                    Secretary of all mutual funds advised by
                                                    Gabelli Advisers, Inc. and Gabelli Funds, LLC

------------------
  1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
  2 Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
  3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John
    D. Gabelli are brothers.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER? If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                            John D. Gabelli
CHAIRMAN AND CHIEF                               SENIOR VICE PRESIDENT
INVESTMENT OFFICER                               GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                   Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                          FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                        DEUTSCHE BUNDESBANK

Anthony J. Colavita                              Werner J. Roeder, MD
ATTORNEY-AT-LAW                                  VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                        LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                Anthonie C. van Ekris
FORMER CHAIRMAN AND                              MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                          BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                                    OFFICERS
Bruce N. Alpert                                  James E. McKee
PRESIDENT                                        SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB403Q403SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2003



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2003 with a description of the factors that affected the performance during the past year.

PERFORMANCE DISCUSSION

      After three years of  disappointing  absolute  and  relative  performance, global telecommunications stocks excelled in 2003. Beaten down telecommunications equipment manufacturers, wireless communications companies, and emerging market telcos were among the best performers. Buoyed by the strong showing of our portfolio holdings in these sectors, the Gabelli Global Telecommunications Fund gained 42.7% during 2003.

      Some of the most beaten down sectors of the telecommunications industry performed exceptionally well during 2003. Telecom equipment manufacturers such as Nortel Networks and Lucent Technologies, which had been given up for dead a year ago, more than doubled this year. Wireless communications companies large and small, including Nextel Communications, Canada's Rogers Wireless, Rural Cellular, and Western Wireless also qualified as comeback players of the year. The first page of our leaderboard read like a tour of emerging market nations, with Telecom Argentina, Philippine Long Distance, Thai Telephone & Television, and Tele Norte Leste providing the most generous returns. In general, with the exception of wireless communications stocks, domestic telecommunications companies underperformed. Sprint and BellSouth managed only modest gains, and SBC Communications, Verizon Communications, and AT&T declined. The superior performance of emerging market telecom companies reflects stronger growth in their less developed markets, less competition, and in many cases, less restrictive regulation.

                                                           Sincerely yours,


                                                           /s/ Bruce N. Alpert
                                                           Bruce N. Alpert
                                                           President
February 24, 2004

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL
    TELECOMMUNICATIONS FUND CLASS AAA SHARES, THE SALOMON SMITH BARNEY GLOBAL
           TELECOMMUNICATIONS INDEX AND THE MSCI AC WORLD FREE INDEX

[GRAPH OMITTED]
PLOT POINTS FOLLOW:
                 Gabelli Global
        Telecommunications Fund      Salomon Smith Barney Global     MSCI World
                      Class AAA         Telecommunications Index     Free Index
11/1/93                  10,000                           10,000         10,000
12/93                    10,300                           10,045          9,993
12/94                     9,919                            9,555         10,496
12/95                    11,530                           10,794         12,538
12/96                    12,568                           12,307         14,193
12/97                    16,573                           15,011         16,322
12/98                    22,332                           21,611         19,908
12/99                    40,258                           37,986         25,247
12/00                    30,564                           21,208         21,728
12/01                    24,228                           14,937         18,271
12/02                    17,061                           10,720         14,803
12/03                    24,351                           15,029         19,929

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2003 (A)

                                                                                                             SINCE
                                              QUARTER       1 YEAR      3 YEAR      5 YEAR     10 YEAR   INCEPTION (B)
                                              -------       ------      ------      ------     -------   -------------
  Gabelli Global Telecommunications Fund
    Class AAA .............................   14.16%        42.73%      (7.30)%     1.74%       8.98%       9.14%

  Citigroup Global
    Telecommunications Index ..............   17.44%        40.20%     (10.84)%    (7.01)%      4.62%       4.59%
  MSCI AC World Free Index ................   14.52%        34.63%      (2.84)%     0.02%       7.15%       7.02%

  Class A .................................   14.25%        42.73%      (7.26)%     1.77%       8.99%       9.15%
                                               7.67%(c)     34.52%(c)   (9.07)%(c)  0.57%(c)    8.35%(c)    8.52%(c)
  Class B .................................   13.89%        41.57%      (8.98)%     1.22%       8.70%       8.86%
                                               9.58%(d)     37.26%(d)   (8.37)%(d)  1.05%(d)    8.70%(d)    8.86%(d)
  Class C .................................   14.00%        41.61%      (7.99)%     1.21%       8.69%       8.86%
                                              13.14%(d)     40.75%(d)   (7.99)%(d)  1.21%(d)    8.69%(d)    8.86%(d)

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year is not annualized. The Class A Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class B Shares and Class C Shares on March 15, 2000. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares.
(b)  From commencement of investment operations on September 29, 1989.
(c) Includes the effect of the maximum 5.5% sales charge at the beginning of the period.
(d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
 Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      MARKET
      SHARES                             COST          VALUE
      ------                             ----         ------
              COMMON STOCKS -- 99.6%
              AEROSPACE -- 0.4%
      15,000  Lockheed Martin Corp. .$    342,310  $    771,000
                                     ------------  ------------
              BROADCASTING -- 0.7%
      23,566  CanWest Global
                Communications Corp.+     322,321       251,920
      35,434  CanWest Global
                Communications Corp.,
                Cl. A+ ..............     407,389       378,676
       1,400  Claxson Interactive
                Group Inc.+ .........       2,240         4,270
       8,000  Fisher Communications
                Inc.+ ...............     427,113       408,000
      85,000  Paxson Communications
                Corp.+ ..............     560,226       327,250
       2,000  TiVo Inc.+ ............      11,105        14,800
                                     ------------  ------------
                                        1,730,394     1,384,916
                                     ------------  ------------
              BUSINESS SERVICES -- 1.5%
       9,000  Carlisle Holdings Ltd.+      48,250        55,350
       4,000  Convergys Corp.+ ......      53,716        69,840
      14,000  Donnelley (R.H.) Corp.+     187,628       557,760
      37,000  IDT Corp.+ ............     328,471       819,550
      35,000  IDT Corp., Cl. B+ .....     248,267       809,550
      59,500  Securicor plc .........           0       101,455
      15,000  TPG NV, ADR ...........     198,277       353,850
                                     ------------  ------------
                                        1,064,609     2,767,355
                                     ------------  ------------
              CABLE -- 3.4%
      80,000  Adelphia Communications
                Corp., Cl. A+ .......      74,756        48,000
      19,065  Austar United
                Communications Ltd.+       41,202         5,890
      30,000  Cablevision Systems Corp.,
                Cl. A+ ..............     214,924       701,700
      78,000  Charter Communications Inc.,
                Cl. A+ ..............     424,723       313,560
      85,000  Comcast Corp., Cl. A+ .   3,545,590     2,793,950
      24,000  Comcast Corp., Cl. A,
                Special+ ............     190,951       750,720
      12,000  Cox Communications Inc.,
                Cl. A+ ..............     405,692       413,400
      18,000  Mediacom Communications
                Corp.+ ..............     189,315       156,060
     131,627  UnitedGlobalCom Inc.,
                Cl. A+ ..............   1,893,014     1,116,200
                                     ------------  ------------
                                        6,980,167     6,299,480
                                     ------------  ------------
              COMMUNICATIONS EQUIPMENT -- 2.9%
      12,000  Agere Systems Inc.,
                Cl. B+ ..............      52,813        34,800
      50,000  Andrew Corp.+ .........     142,254       575,500
      20,000  Champion Technology
                Holdings Ltd., ADR ..      90,098        21,252

                                                        MARKET
      SHARES                             COST            VALUE
      ------                             ----           ------
      25,000  Communications
                Systems Inc. ........$    237,711  $    200,250
       1,200  Copper Mountain
                Networks Inc.+ ......      11,954        12,924
       3,200  Ericsson (L.M.) Telephone
                Co., Cl. B, ADR+ ....      40,907        56,640
      95,000  Furukawa Electric
                Co. Ltd. ............   1,005,090       315,573
     100,000  GN Store Nord A/S+ ....     541,433       648,806
      15,000  JDS Uniphase Corp.+ ...      87,702        54,750
       1,000  L-3 Communications
                Holdings Inc.+ ......      11,000        51,360
      60,000  Lucent Technologies
                Inc.+ ...............     236,522       170,400
     130,000  Motorola Inc. .........   1,527,331     1,829,100
      28,000  Nokia Corp., ADR ......      67,091       476,000
      45,000  Nortel Networks
                Corp.+ ..............     196,650       190,350
      22,000  Scientific-Atlanta
                Inc. ................     179,954       600,600
         750  Siemens AG, ADR .......      23,625        59,955
     300,000  Time Engineering
                Berhad+ .............     316,448        75,395
                                     ------------  ------------
                                        4,768,583     5,373,655
                                     ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.2%
       2,000  America Online Latin
                America Inc., Cl. A+       11,950         2,840
       6,000  Covad Communications
                Group Inc.+ .........      11,761        21,600
       3,230  EarthLink Inc.+ .......      45,250        32,300
       1,000  Geoworks Corp.+ .......       1,375            80
         833  Korea Thrunet Co. Ltd.,
                Cl. A + .............       5,469             0
      18,000  Net2Phone Inc.+ .......      55,561       122,400
      12,000  T-Online International
                AG+ .................      75,660       155,903
       5,852  Telecom Italia
                Media SpA+ ..........       4,669         2,909
       1,000  Via Net.Works Inc.+ ...       2,625         1,710
                                     ------------  ------------
                                          214,320       339,742
                                     ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 1.4%
      65,730  Bouygues SA ...........   1,766,673     2,298,228
      50,000  Hutchison
                Whampoa Ltd. ........     487,170       368,708
                                     ------------  ------------
                                        2,253,843     2,666,936
                                     ------------  ------------
              ELECTRONICS -- 0.0%
       1,407  Vishay Intertechnology
                Inc.+ ...............      33,108        32,220
                                     ------------  ------------
              ENERGY AND UTILITIES -- 0.7%
       3,000  E.ON AG ...............     126,255       195,787
      27,000  SCANA Corp. ...........     696,031       924,750
       1,400  SJW Corp. .............     137,163       124,950
                                     ------------  ------------
                                          959,449     1,245,487
                                     ------------  ------------
              ENTERTAINMENT -- 5.5%
     340,000  Gemstar-TV Guide
                International Inc.+ .   3,006,093     1,717,000
     480,275  Liberty Media Corp.,
                Cl. A+ ..............   2,609,476     5,710,470

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                       MARKET
      SHARES                            COST            VALUE
      ------                            ----           ------
              COMMON STOCKS (CONTINUED)
              ENTERTAINMENT (CONTINUED)
      15,000  Metromedia International
                Group Inc.+ (d) .....$     59,576  $      2,250
      30,000  Time Warner Inc.+ .....     522,160       539,700
     100,000  Vivendi Universal
                SA, ADR+ ............   1,831,197     2,428,000
                                     ------------  ------------
                                        8,028,502    10,397,420
                                     ------------  ------------
              EQUIPMENT AND SUPPLIES -- 0.2%
       1,000  Amphenol Corp., Cl. A+       16,369        63,930
      15,000  ThyssenKrupp AG .......     275,840       296,481
                                     ------------  ------------
                                          292,209       360,411
                                     ------------  ------------
              PUBLISHING -- 0.3%
       1,000  Media General Inc.,
                Cl. A ...............      35,808        65,100
       1,000  News Corp. Ltd., ADR ..      21,050        36,100
      15,428  Seat Pagine
                Gialle SpA+ .........      30,783        14,692
      18,000  Telegraaf Holdingsmij -
                CVA .................     372,785       408,451
                                     ------------  ------------
                                          460,426       524,343
                                     ------------  ------------
              SATELLITE -- 3.2%
       1,500  Asia Satellite
                Telecommunications
                Holdings Ltd., ADR ..      22,103        28,463
       1,500  British Sky Broadcasting
                Group plc, ADR+ .....      36,400        76,410
      52,000  EchoStar Communications
                Corp., Cl. A+ .......     401,987     1,768,000
     123,482  Hughes Electronics
                Corp.+ ..............   2,728,681     2,043,634
      45,000  Loral Space &
                Communications
                Ltd.+ ...............       7,650        14,175
       1,000  Orbital Sciences
                Corp.+ ..............       8,862        12,020
      75,000  PanAmSat Corp.+ .......   1,708,588     1,617,000
      10,500  Pegasus Communications
                Corp.+ ..............     136,892       294,840
       8,000  PT Indosat Tbk, ADR ...      78,652       144,000
                                     ------------  ------------
                                        5,129,815     5,998,542
                                     ------------  ------------
              TELECOMMUNICATIONS: BROADBAND -- 0.3%
       3,000  Choice One
                Communications Inc.+        1,050         2,160
       6,720  Colt Telecom Group
                plc, ADR+ ...........      39,630        45,360
       2,000  Davel Communications
                Inc.+ ...............       3,250            40
      18,000  Golden Telecom Inc.+ ..     188,378       499,500
      20,000  NorthPoint Communications
                Group Inc.+ .........      11,250            12
         521  NTL Europe Inc.+ ......      24,310             5
      12,000  PCCW Ltd.+ ............       8,069         7,806
                                     ------------  ------------
                                          275,937       554,883
                                     ------------  ------------
              TELECOMMUNICATIONS: LOCAL -- 21.2%
      88,000  Aliant Inc. ...........   1,517,951     2,185,955
      11,000  Allegiance Telecom
                Inc.+ ...............       1,100           385
      57,000  ALLTEL Corp. ..........   2,539,839     2,655,060

                                                       MARKET
      SHARES                            COST            VALUE
      ------                            ----           ------
      15,200  Atlantic Tele-
                Network Inc. ........$    129,263  $    426,360
      15,000  ATX Communications
                Inc.+ ...............       7,700         3,300
      75,000  BellSouth Corp. .......   2,045,678     2,122,500
      12,000  Brasil Telecom Participacoes
                SA, ADR .............     595,898       453,600
         952  Brasil Telecom SA .....           3             5
     210,000  CenturyTel Inc. .......   6,583,993     6,850,200
     368,580  Cincinnati Bell
                Inc.+ ...............   3,301,969     1,861,329
     330,000  Citizens Communications
                Co.+ ................   3,119,612     4,098,600
      91,870  Commonwealth Telephone
                Enterprises Inc.+ ...   2,001,864     3,468,092
      50,060  D&E Communications
                Inc. ................     624,913       726,371
      10,000  E.Spire Communications
                Inc.+ ...............      50,000             5
     170,000  First Pacific Co. Ltd.+      92,079        37,006
      20,000  First Pacific Co.
                Ltd., ADR+ ..........      30,144        21,768
      22,422  McLeodUSA Inc.,
                Cl. A+ ..............      78,431        33,184
     220,000  Rogers Communications Inc.,
                Cl. B, ADR ..........   2,519,347     3,630,000
     100,000  SBC Communications
                Inc. ................   3,636,937     2,607,000
       5,500  Shenandoah
                Telecommunications Co.    138,825       281,930
      25,693  Tele Norte Leste Participacoes
                SA, ADR .............     368,347       396,443
     217,000  Telecom Argentina Stet France
                Telecom SA, ADR+ ....   1,076,436     1,898,750
   1,000,000  TelecomAsia Corp. Public
                Co. Ltd.+ ...........     687,194       181,715
      55,000  Telefonica de Argentina SA,
                ADR+ ................     349,798       458,150
       6,000  Time Warner Telecom Inc.,
                Cl. A+ ..............       4,800        60,780
     146,000  Verizon Communications
                Inc. ................   6,297,329     5,121,680
                                     ------------  ------------
                                       37,799,450    39,580,168
                                     ------------  ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 5.6%
      55,000  AT&T Corp. ............   1,875,387     1,116,500
      45,000  BT Group plc, ADR .....   1,832,823     1,539,900
       1,000  Call-Net Enterprises
                Inc.+ ...............      11,554         3,800
       5,200  Embratel Participacoes SA,
                ADR .................     505,937        86,372
      80,000  General Communication
                Inc.,
                Cl. A+ ..............     376,995       696,000
         400  KDDI Corp. ............   1,884,920     2,291,686
     480,000  Qwest Communications
                International Inc.+ .   2,574,561     2,073,600
     160,000  Sprint Corp. -
                FON Group ...........   3,268,330     2,627,200
     190,680  WorldCom Inc. -
                MCI Group+ ..........      48,607         9,343
                                     ------------  ------------
                                       12,379,114    10,444,401
                                     ------------  ------------
              TELECOMMUNICATIONS: NATIONAL -- 25.6%
         500  Allstream Inc., Cl. A .      14,995        26,750
         500  Avaya Inc.+ ...........       4,138         6,470

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                       MARKET
      SHARES                            COST            VALUE
      ------                            ----           ------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS: NATIONAL (CONTINUED)
     165,000  BCE Inc. ..............$  4,004,030  $  3,689,400
      43,797  Brasil Telecom SA .....         474           231
  17,415,054  Cable & Wireless
                Jamaica Ltd. ........     406,745       235,889
      35,000  Cable & Wireless plc ..     230,568        83,645
     260,000  Cable & Wireless
                plc, ADR ............   4,338,986     1,822,600
       2,000  Cesky Telecom AS ......      19,426        22,690
      75,000  China Unicom Ltd., ADR      628,818       700,500
      92,000  Compania de
                Telecomunicaciones de
                Chile SA, ADR .......   1,314,863     1,375,400
     325,000  Deutsche Telekom
                AG, ADR+ ............   3,498,247     5,892,250
     200,000  Elisa Oyj, Cl. A+ .....   2,883,449     2,674,067
       8,000  France Telecom
                SA, ADR .............     252,124       228,720
       5,507  Hellenic Telecommunications
                Organization SA .....      86,065        72,797
      37,000  Hellenic Telecommunications
                Organization SA, ADR      233,757       247,530
      18,000  Hungarian Telephone &
                Cable Corp.+ ........     139,278       177,480
      57,000  KPN NV, ADR+ ..........     472,195       439,470
      10,000  KT Corp., ADR .........     183,666       190,700
         500  Magyar Tavkozlesi
                Rt, ADR .............       9,650         9,355
         237  Nippon Telegraph &
                Telephone Corp. .....   1,207,105     1,143,314
      23,000  Nippon Telegraph &
                Telephone Corp., ADR      743,668       564,880
       2,000  Pakistan Telecommunications
                Co. Ltd., GDR (a) ...     155,765       127,723
      70,000  Philippine Long Distance
                Telephone Co., ADR+ .   1,295,872     1,219,400
      68,000  Portugal Telecom SGPS SA,
                ADR .................     277,645       681,360
      18,360  PT Telekomunikasi Indonesia,
                ADR .................     165,504       301,471
      10,000  Rostelecom, ADR .......      79,578       125,200
   1,000,000  Singapore Telecommunications
                Ltd. ................     905,459     1,154,095
     134,000  Swisscom AG, ADR ......   3,762,318     4,400,560
      40,000  TDC A/S, ADR ..........     690,491       726,400
      25,000  Telecom Corp. of New
                Zealand Ltd., ADR ...     515,375       706,250
     577,652  Telecom Italia SpA+ ...     410,538     1,712,264
      39,610  Telecom Italia
                SpA, ADR+ ...........     711,396     1,176,021
     115,000  Telefonica SA, ADR ....   3,114,277     5,081,850
       6,117  Telefonica SA, BDR ....     108,417        89,264
      46,000  Telefonos de Mexico SA de
                CV, Cl. L, ADR ......     535,716     1,519,380
      46,604  Telekom Austria AG+ ...     347,582       576,084
     304,000  Telekom Malaysia
                Berhad ..............   1,432,905       672,000
   3,355,677  Telemar Norte
                Leste SA ............     148,557        66,997
     666,336  TeliaSonera AB ........   2,961,330     3,482,028

                                                       MARKET
      SHARES                            COST            VALUE
      ------                            ----           ------
       2,400  Telstra Corp.
                Ltd., ADR ...........$     47,304  $     43,896
      65,000  TELUS Corp. ...........   1,228,289     1,305,281
     145,000  TELUS Corp.,
                Non-Voting ..........   3,571,229     2,715,419
       8,075  Thai Telephone & Telecom,
                GDR+ (a) ............     100,542         3,068
         185  Vodafone Holdings KK ..     348,343       495,428
                                     ------------  ------------
                                       43,586,679    47,985,577
                                     ------------  ------------
              WIRELESS COMMUNICATIONS -- 26.5%
      38,000  ABC Communications
                Holdings Ltd. .......      19,234         1,860
      95,000  America Movil SA de CV,
                Cl. L, ADR ..........   1,407,552     2,597,300
     320,000  AT&T Wireless  Services
                Inc.+ ...............   5,559,634     2,556,800
         501  Celular CRT
                Participacoes SA ....         206           105
      50,000  Centennial Communications
                Corp.+ ..............     586,225       263,000
      80,000  China Mobile (Hong Kong)
                Ltd., ADR ...........   1,165,904     1,242,400
      70,000  CP Pokphand Co.
                Ltd., ADR+ ..........      58,725        59,731
      65,000  Dobson Communications
                Corp., Cl. A+ .......     389,517       427,050
      10,000  Easycall International
                Ltd.+ ...............       9,532           678
     240,000  Europolitan Vodafone
                AB+ .................     220,305     1,567,690
       3,500  Grupo Iusacell SA de CV,
                ADR+ ................      29,040        32,445
      26,000  Himachal
                Futuristic (a) (d) ..     141,200        57,493
      40,000  Leap Wireless International
                Inc.+ ...............       9,200         1,320
          17  Microcell Telecommunications
                Inc., Cl. B+ ........      11,313           226
         500  Millicom International Cellular
                SA+ .................      17,000        34,950
     700,000  mm02 plc+ .............     741,703       964,895
      85,000  mm02 plc, ADR+ ........     885,925     1,161,100
     210,000  Nextel Communications Inc.,
                Cl. A+ ..............   2,912,498     5,892,600
     100,000  Nextel Partners
                Inc., Cl. A+ ........   1,317,811     1,345,000
       1,400  NTT DoCoMo Inc. .......   4,021,583     3,174,396
      23,000  Orange SA+ ............     199,064       276,186
      90,000  Price Communications
                Corp.+ ..............   1,357,786     1,235,700
     119,700  Rogers Wireless
                Communications Inc.,
                Cl. B+ ..............   1,676,523     2,561,580
      45,000  Rural Cellular Corp.,
                Cl. A+ ..............     493,830       357,750
      90,000  SK Telecom Co.
                Ltd., ADR ...........   1,068,189     1,678,500
     400,000  Sprint Corp. -
                PCS Group+ ..........   3,161,843     2,248,000
       2,300  Tele Celular Sul Participacoes
                SA, ADR .............      37,449        33,005
       7,666  Tele Centro Oeste Celular
                Participacoes SA, ADR+     22,224        75,510
         460  Tele Leste Celular
                Participacoes SA, ADR+     12,153         6,380

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                       MARKET
      SHARES                            COST            VALUE
      ------                            ----           ------
              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS (CONTINUED)
       1,150  Tele Nordeste Celular
                Participacoes
                SA, ADR .............$     16,568  $     32,131
         460  Tele Norte Celular
                Participacoes SA, ADR+      7,079         5,023
   1,000,000  Telecom Italia
                Mobile SpA ..........   4,078,472     5,436,428
       1,150  Telemig Celular Participacoes
                SA, ADR .............      30,497        36,915
     100,000  Telephone & Data
                Systems Inc. ........   4,751,187     6,255,000
   5,272,417  Telesp Celular Participacoes
                SA+ .................       2,665        10,782
       9,200  Telesp Celular Participacoes
                SA, ADR+ ............     284,292        60,536
      20,000  Total Access
                Communications plc+ .     126,250        36,200
       6,000  Triton PCS Holdings Inc.,
                Cl.  A+ .............      20,520        33,480
      92,000  United States Cellular
                Corp.+ ..............   4,523,856     3,266,000
      27,000  Vimpel-Communications,
                ADR+ ................     539,267     1,984,500
      50,000  Vodafone Group
                plc, ADR ............     769,376     1,252,000
      70,000  Western Wireless Corp.,
                Cl. A+ ..............     247,556     1,285,200
                                     ------------  ------------
                                       42,930,753    49,547,845
                                     ------------  ------------
              TOTAL COMMON STOCKS ... 169,229,668   186,274,381
                                     ------------  ------------
              PREFERRED STOCKS -- 0.6%
              PUBLISHING -- 0.4%
      21,811  News Corp. Ltd.,
                Pfd., ADR ...........     657,104       659,787
                                     ------------  ------------
              TELECOMMUNICATIONS: NATIONAL -- 0.2%
       9,000  Philippine Long Distance
                Telephone Co.,
                $3.50 Cv. Pfd.,
                Ser. III ............     418,475       428,400
                                     ------------  ------------
              WIRELESS COMMUNICATIONS -- 0.0%
  19,593,149  Tele Sudeste Celular
                Participacoes
                SA, Pfd. ............     118,824        44,959
     197,928  Telesp Celular Participacoes
                SA, Pfd.+ ...........      40,512           520
                                     ------------  ------------
                                          159,336        45,479
                                     ------------  ------------
              TOTAL PREFERRED
                STOCKS ..............   1,234,915     1,133,666
                                     ------------  ------------
              RIGHTS -- 0.0%
              TELECOMMUNICATIONS: LOCAL -- 0.0%
     315,789  TelecomAsia Corp.
                plc Rights+ .........           0             0
                                     ------------  ------------
   PRINCIPAL
    AMOUNT
   ---------
              CORPORATE BONDS -- 0.0%
              TELECOMMUNICATIONS: NATIONAL -- 0.0%
 $1,000,000   Winstar Communications Inc.,
                12.500%,
                04/15/08+ (c) .......      21,148           100
                                     ------------  ------------

                                                     MARKET
      SHARES                            COST          VALUE
      ------                            ----         ------
              WARRANTS -- 0.0%
              SATELLITE -- 0.0%
       1,524  Orbital Sciences Corp.
                Warrants Expire
                08/31/04+ ...........$          0  $     11,369
                                     ------------  ------------
              TOTAL INVESTMENTS --
                100.2% ..............$170,485,731   187,419,516
                                     ============
              OTHER ASSETS AND LIABILITIES
                (NET) -- (0.2)% ..................     (368,154)
                                                   ------------
              NET ASSETS -- 100.0% ............... $187,051,362
                                                   ============

------------------
              For Federal tax purposes:
              Aggregate cost ..................... $179,912,759
                                                   ============
              Gross unrealized appreciation ...... $ 38,445,254
              Gross unrealized depreciation ......  (30,943,357)
                                                   ------------
              Net unrealized appreciation ........ $  7,501,897
                                                   ============

----------------
   PRINCIPAL                           SETTLEMENT   UNREALIZED
    AMOUNT                                DATE     DEPRECIATION
   ---------                           ----------  ------------
              FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
 $6,620,000(b)  Deliver Hong Kong Dollars
                in exchange for
                USD 853,312 ............ 02/02/04  $     (5,116)
                                                   ============
---------------
 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of Rule 144A securities amounted to $188,284 or 0.1% of total net assets.
 (b)  Principal amount denoted in Hong Kong Dollars.
 (c)  Security is in default.
 (d) Security fair valued under procedures established by the Board of Directors. At December 31, 2003, the market value of fair valued securities amounted to $59,743 or 0.0% of total net assets.
 +    Non-income producing security.
USD - U.S. Dollars.
ADR - American Depository Receipt.
BDR - Brazilian Depository Receipt.
GDR - Global Depository Receipt.

                                         % OF
                                        MARKET       MARKET
GEOGRAPHIC DIVERSIFICATION               VALUE        VALUE
--------------------------              ------  ------------
North America .........................  57.6%  $107,949,872
Europe ................................  27.7%    51,845,284
Asia/Pacific ..........................   5.4%    10,212,254
Latin America .........................   5.0%     9,426,829
Japan .................................   4.3%     7,985,277
                                        ------  ------------
                                        100.0%  $187,419,516
                                        ======  ============

                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $170,485,731) ......    $ 187,419,516
  Dividends, reclaims and interest receivable               210,134
  Receivable for Fund shares sold ................          138,768
  Other assets ...................................            9,475
                                                      -------------
  TOTAL ASSETS ...................................      187,777,893
                                                      -------------
LIABILITIES:
  Cash and foreign currency due to custodian,
    at value (Cost $143,797) .....................          143,541
  Payable for Fund shares redeemed ...............          190,840
  Payable for investment advisory fees ...........          153,710
  Payable for distribution fees ..................           38,986
  Other accrued expenses .........................          194,338
  Net unrealized depreciation on forward
    foreign exchange contracts ...................            5,116
                                                      -------------
  TOTAL LIABILITIES ..............................          726,531
                                                      -------------
  NET ASSETS applicable to 13,330,829
    shares outstanding ...........................    $ 187,051,362
                                                      =============
NET ASSETS CONSIST OF:
  Capital stock, at par value ....................    $      13,331
  Additional paid-in capital .....................      234,684,832
  Accumulated net realized loss on investments
    and foreign currency transactions ............      (64,576,293)
  Net unrealized appreciation on investments
    and foreign currency transactions ............       16,929,492
                                                      -------------
  TOTAL NET ASSETS ...............................    $ 187,051,362
                                                      =============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption
    price per share ($185,719,107 (DIVIDE) 13,234,263
    shares outstanding) ..........................           $14.03
                                                             ======
  CLASS A:
  Net Asset Value and redemption price per share
    ($420,759 (DIVIDE) 30,000 shares outstanding)            $14.03
                                                             ======
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge of 5.75% of
    the offering price at December 31, 2003) .....           $14.89
                                                             ======
  CLASS B:
  Net Asset Value and offering price per share
    ($817,472 (DIVIDE) 59,694 shares outstanding)            $13.69(a)
                                                             ======
  CLASS C:
  Net Asset Value and offering price per share
    ($94,024 (DIVIDE) 6,872 shares outstanding) ..           $13.68(a)
                                                             ======

----------------
(a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $121,006)         $  2,002,039
  Interest ....................................              20,819
                                                       ------------
  TOTAL INVESTMENT INCOME .....................           2,022,858
                                                       ------------
EXPENSES:
  Investment advisory fees ....................           1,633,836
  Distribution fees ...........................             414,200
  Shareholder services fees ...................             278,105
  Shareholder communications expenses .........              78,261
  Custodian fees ..............................              76,083
  Registration fees ...........................              49,193
  Legal and audit fees ........................              45,251
  Interest expense ............................              12,505
  Directors' fees .............................              11,690
  Miscellaneous expenses ......................              49,618
                                                       ------------
  TOTAL EXPENSES ..............................           2,648,742
                                                       ------------
  NET INVESTMENT LOSS .........................            (625,884)
                                                       ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments and
    foreign currency transactions .............         (13,194,924)
  Net change in unrealized appreciation/
    depreciation on investments
    and foreign currency transactions .........          71,936,201
                                                       ------------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS .....................          58,741,277
                                                       ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .................        $ 58,115,393
                                                       ============

                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED             YEAR ENDED
                                                                         DECEMBER 31, 2003      DECEMBER 31, 2002
                                                                         -----------------      -----------------
OPERATIONS:
  Net investment loss ..............................................        $    (625,884)        $     (92,575)
  Net realized loss on investments and foreign currency transactions          (13,194,924)          (32,437,526)
  Net change in unrealized appreciation/depreciation on investments
    and foreign currency transactions ..............................           71,936,201           (41,026,848)
                                                                            -------------         -------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..           58,115,393           (73,556,949)
                                                                            -------------         -------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ........................................................          (11,470,954)          (21,313,637)
  Class A ..........................................................             (102,311)              263,346
  Class B ..........................................................              (34,067)              221,596
  Class C ..........................................................             (191,699)              130,983
                                                                            -------------         -------------
  Net decrease in net assets from capital share transactions .......          (11,799,031)          (20,697,712)
                                                                            -------------         -------------
  NET INCREASE/(DECREASE) IN NET ASSETS ............................           46,316,362           (94,254,661)
                                                                            -------------         -------------
REDEMPTION FEES:
  Redemption fees ..................................................               46,202                    --
                                                                            -------------         -------------
  NET INCREASE/(DECREASE) IN NET ASSETS ............................           46,362,564           (94,254,661)
NET ASSETS:
  Beginning of period ..............................................          140,688,798           234,943,459
                                                                            -------------         -------------
  End of period ....................................................        $ 187,051,362         $ 140,688,798
                                                                            =============         =============

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2003 there were no repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2003, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2003, there were no open short sales.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

CONCENTRATION RISK. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2003, reclassifications were made to increase accumulated net investment loss for $540,921 and to decrease accumulated net realized loss on investments and foreign currency transactions for $82,360, with an offsetting adjustment to additional paid-in capital.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios and then, among the Classes of Shares. Such allocations are made on the basis of each Portfolio's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

              Accumulated capital loss carryforward ........  $(55,149,265)
              Net unrealized appreciation ..................     7,501,897
              Net unrealized appreciation on
                foreign receivables and payables ...........           567
                                                              ------------
              Total accumulated loss .......................  $(47,646,801)
                                                              ============

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2003 of $55,149,265. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $12,970,427 of the loss carryforward is available through 2009; $30,268,699 is available through 2010; and $11,910,139 is available through 2011.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2003, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $405,484 and $1,061 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C incurred distribution costs of $6,835 and $820, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2003, other than short term securities, aggregated $18,224,130 and $30,957,160, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2003, the Fund paid brokerage commissions of $87,463 to Gabelli & Company, Inc. During the year ended December 31, 2003, Gabelli & Company, Inc. received $273 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. During fiscal 2003, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value, as included in miscellaneous expenses on the statement of operations.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2003.

The average daily amount of borrowings within the year ended December 31, 2003 was $415,400 with a related weighted average interest rate of 2.01%. The maximum amount borrowed at any time during the year ended December 31, 2003 was $5,564,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered through selected broker/dealers and are no-load. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase (one year beginning May 1, 2004).

The Fund imposes a redemption fee of 2.00% on shares that are redeemed within sixty days of purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders. The redemption fees returned to the assets of the Fund during the period ended December 31, 2003 amounted to $46,202.

Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                       YEAR ENDED
                                                           DECEMBER 31, 2003                DECEMBER 31, 2002
                                                     ----------------------------      ---------------------------
                                                       SHARES           AMOUNT           SHARES          AMOUNT
                                                     ----------      ------------      ----------     ------------
                                                               CLASS AAA                        CLASS AAA
                                                     ----------------------------      ---------------------------
Shares sold ........................................  5,059,251      $ 54,011,099       7,007,076     $ 74,923,971
Shares issued upon reinvestment of dividends .......         --                --              --               --
Shares redeemed .................................... (6,005,228)      (65,482,053)     (9,581,271)     (96,237,608)
                                                     ----------      ------------      ----------     ------------
    Net decrease ...................................   (945,977)     $(11,470,954)     (2,574,195)    $(21,313,637)
                                                     ==========      ============      ==========     ============
                                                               CLASS A                           CLASS A
                                                     ----------------------------      ---------------------------
Shares sold ........................................      6,584      $     80,377          27,684     $    317,194
Shares issued upon reinvestment of dividends .......         --                --              --               --
Shares redeemed ....................................    (14,422)         (182,688)         (5,523)         (53,848)
                                                     ----------      ------------      ----------     ------------
    Net increase/(decrease) ........................     (7,838)     $   (102,311)         22,161     $    263,346
                                                     ==========      ============      ==========     ============
                                                               CLASS B                           CLASS B
                                                     ----------------------------      ---------------------------
Shares sold ........................................      1,991      $     23,884          28,546     $    337,501
Shares issued upon reinvestment of dividends .......         --                --              --               --
Shares redeemed ....................................     (5,397)          (57,951)        (11,776)        (115,905)
                                                     ----------      ------------      ----------     ------------
    Net increase/(decrease) ........................     (3,406)     $    (34,067)         16,770     $    221,596
                                                     ==========      ============      ==========     ============
                                                               CLASS C                           CLASS C
                                                     ----------------------------      ---------------------------
Shares sold ........................................      2,913      $     31,540          21,086     $    212,000
Shares issued upon reinvestment of dividends .......         --                --              --               --
Shares redeemed ....................................    (22,109)         (223,239)         (9,260)         (81,017)
                                                     ----------      ------------      ----------     ------------
    Net increase/(decrease) ........................    (19,196)     $   (191,699)         11,826     $    130,983
                                                     ==========      ============      ==========     ============

9. CHANGE IN FUND'S AUDITOR. On November 19, 2003, based on the recommendation of the Audit Committee of the Fund, the Board of Directors voted to appoint Ernst & Young LLP as the Fund's independent auditor for the current fiscal year ending December 31, 2003, replacing Grant Thornton LLP ("GT"). During the two most recent fiscal years, GT audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and GT on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of GT would have caused it to make reference to the disagreements in connection with its report.

10. OTHER MATTERS. On October 7, 2003, the Fund's Adviser received a subpoena from the Attorney General of the State of New York requesting information on mutual fund shares trading practices. The Adviser is fully cooperating in responding to the request. The Fund does not believe that this matter will have a material adverse effect on the Fund's financial position or results of the operations.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                      INCOME
                            FROM INVESTMENT OPERATIONS                         DISTRIBUTIONS
              ----------------------------------------------------- --------------------------------------
                                               Net
              Net Asset                   Realized and      Total                   Net
  Period        Value,         Net         Unrealized       from       Net       Realized
   Ended      Beginning    Investment    Gain (Loss) on  Investment Investment    Gain on        Total      Redemption
December 31,  of Period   Income (Loss)   Investments    Operations   Income    Investments  Distributions     Fees
------------  ---------   -------------  --------------  ---------- ----------  -----------  -------------  ----------
CLASS AAA
  2003(e)      $ 9.83        $(0.04)         $ 4.24        $ 4.20         --          --            --       $0.00(b)
  2002(e)       13.96         (0.01)          (4.12)        (4.13)        --          --            --          --
  2001(e)       17.63         (0.07)          (3.58)        (3.65)        --      $(0.02)       $(0.02)         --
  2000(e)       26.95          0.59           (7.13)        (6.54)    $(0.63)      (2.15)        (2.78)         --
  1999          16.62          0.05           13.22         13.27      (0.05)      (2.89)        (2.94)         --
CLASS A
  2003(e)        9.83         (0.04)           4.24          4.20         --          --            --        0.00(b)
  2002(e)       13.95         (0.00)(b)       (4.12)        (4.12)        --          --            --          --
  2001(e)       17.61         (0.06)          (3.58)        (3.64)        --       (0.02)        (0.02)         --
  2000(a)(e)    28.51          0.60           (8.70)        (8.10)     (0.65)      (2.15)        (2.80)         --
CLASS B
  2003(e)        9.67         (0.13)           4.15          4.02         --          --            --        0.00(b)
  2002(e)       13.83         (0.08)          (4.08)        (4.16)        --          --            --          --
  2001(e)       17.59         (0.17)          (3.57)        (3.74)        --       (0.02)        (0.02)         --
  2000(a)(e)    28.51          0.44           (8.61)        (8.17)     (0.60)      (2.15)        (2.75)         --
CLASS C
  2003(e)        9.66         (0.16)           4.18          4.02         --          --            --        0.00(b)
  2002(e)       13.82         (0.08)          (4.08)        (4.16)        --          --            --          --
  2001(e)       17.58         (0.17)          (3.57)        (3.74)        --       (0.02)        (0.02)         --
  2000(a)(e)    28.51          0.45           (8.62)        (8.17)     (0.61)      (2.15)        (2.76)         --

                                          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   ----------------------------------------------------------
                                                     Net
               Net Asset           Net Assets    Investment        Operating
  Period        Value,               End of     Income (Loss)    to Expenses to     Portfolio
   Ended        End of     Total     Period      Average Net       Average Net      Turnover
December 31,    Period    Return+  (in 000's)      Assets           Assets(c)         Rate
------------    --------  -------  ----------   -------------    --------------     ---------
CLASS AAA
  2003(e)        $14.03     42.7%   $185,719       (0.38)%            1.62%            11%
  2002(e)          9.83    (29.6)    139,455       (0.05)             1.66              8
  2001(e)         13.96    (20.7)    233,887       (0.45)             1.52             15
  2000(e)         17.63    (24.1)    329,415        2.36              1.46             49
  1999            26.95     80.3     460,483        0.28              1.48             60
CLASS A
  2003(e)         14.03     42.7         421       (0.38)             1.62             11
  2002(e)          9.83    (29.5)        372       (0.05)             1.66              8
  2001(e)         13.95    (20.7)        219       (0.45)             1.52             15
  2000(a)(e)      17.61    (28.2)         16        2.36(d)           1.46(d)          49
CLASS B
  2003(e)         13.69     41.6         817       (1.13)             2.37             11
  2002(e)          9.67    (30.1)        610       (0.80)             2.41              8
  2001(e)         13.83    (21.3)        640       (1.20)             2.27             15
  2000(a)(e)      17.59    (28.5)        128        1.61(d)           2.21(d)          49
CLASS C
  2003(e)         13.68     41.6          94       (1.13)             2.37             11
  2002(e)          9.66    (30.1)        252       (0.80)             2.41              8
  2001(e)         13.82    (21.3)        196       (1.20)             2.27             15
  2000(a)(e)      17.58    (28.5)         60        1.61(d)           2.21(d)          49

----------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From  commencement of offering on March 1, 2000.
(b) Amount represents less than $0.005 per share.
(c) The Fund incurred interest expense during the periods ended December 31, 2003 and 2002. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61% and 1.64% (Class AAA), 1.61% and 1.64% (Class A), 2.36% and 2.39% (Class B), and 2.36%
    and 2.39% (Class C), respectively.
(d) Annualized.
(e) Per share amounts calculated using the average month-end shares method.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc., as of December 31, 2003, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Fund for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 31, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Telecommunications Fund at December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP

New York, New York
February 10, 2004

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Series Funds, Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Global Series Funds, Inc. at One Corporate Center, Rye, NY 10580.

                     TERM OF OFFICE     NUMBER OF
NAME, POSITION(S)     AND LENGTH OF   FUNDS IN FUND
    ADDRESS 1             TIME      COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
     AND AGE            SERVED 2       BY DIRECTOR       DURING PAST FIVE YEARS                          HELD BY DIRECTOR
-----------------    -------------- ----------------     -----------------------                        -------------------
INTERESTED DIRECTORS 3:
--------------------
MARIO J. GABELLI       Since 1993          24       Chairman of the Board and Chief Executive          Director of Morgan Group
Director,                                           Officer of Gabelli Asset Management Inc. and       Holdings, Inc. (holding
Chief Investment Officer                            Chief Investment Officer of Gabelli Funds, LLC     company); Vice Chairman of
Age: 61                                             and GAMCO Investors, Inc.; Vice Chairman and       Lynch Corporation
                                                    Chief Executive Officer of Lynch Interactive       (diversified manufacturing)
                                                    Corporation (multimedia and services)

JOHN D. GABELLI        Since 1993          10       Senior Vice President of Gabelli & Company, Inc.          --
Director                                            Director of Gabelli Advisers, Inc.
Age: 59

KARL OTTO POHL         Since 1993          33       Member of the Shareholder Committee of             Director of Gabelli Asset
Director                                            Sal Oppenheim Jr. & Cie (private investment        Management Inc. (investment
Age: 74                                             bank); Former President of the Deutsche            management); Chairman,
                                                    Bundesbank and Chairman of its Central Bank        Incentive Capital and
                                                    Council (1980-1991)                                Incentive Asset Management
                                                                                                       (Zurich); Director at Sal
                                                                                                       Oppenheim Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI         Since 2001           7       Chief Executive Officer of Cerutti Consultants,    Director of Lynch Corporation
Director                                            Inc.; Former President and Chief Operating         (diversified manufacturing)
Age: 64                                             Officer of Stella D'oro Biscuit Company (through
                                                    1992); Adviser, Iona College School of Business

ANTHONY J. COLAVITA    Since 1993          35       President and Attorney at Law in the law firm             --
Director                                            of Anthony J. Colavita, P.C.
Age: 68

ARTHUR V. FERRARA      Since 2001           9       Formerly, Chairman of the Board and Chief          Director of The Guardian Life
Director                                            Executive Officer of The Guardian Life             Insurance Company of America
Age: 73                                             Insurance Company of America from January          and 25 mutual funds within
                                                    1993 to December 1995; President, Chief            the Guardian Fund Complex
                                                    Executive Officer and a Director prior thereto

WERNER J. ROEDER, MD   Since 1993          26       Vice President/Medical Affairs, Lawrence                  --
Director                                            Hospital Center and practicing private physician
Age: 63

ANTHONIE C. VAN EKRIS  Since 1993          20       Managing Director of BALMAC International, Inc.    Director of Aurado
Director                                            (commodities)                                      Exploration, Inc.
Age: 69                                                                                                (oil and gas operations)

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
                     TERM OF OFFICE     NUMBER OF
NAME, POSITION(S)     AND LENGTH OF   FUNDS IN FUND
    ADDRESS 1             TIME      COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
     AND AGE            SERVED 2       BY DIRECTOR       DURING PAST FIVE YEARS                          HELD BY DIRECTOR
-----------------    -------------- ----------------     -----------------------                        -------------------
OFFICERS:
--------
BRUCE N. ALPERT        Since 2003          --       Executive Vice President and Chief Operating Officer      --
President                                           of Gabelli Funds, LLC since 1988 and an officer of
Age: 52                                             all mutual funds advised by Gabelli Funds, LLC and
                                                    its affiliates. Director and President of Gabelli
                                                    Advisers, Inc.

JAMES E. MCKEE         Since 1995          --       Vice President, General Counsel and Secretary of          --
Secretary                                           Gabelli Asset Management Inc. since 1999 and GAMCO
Age: 40                                             Investors, Inc. since 1993; Secretary of all mutual
                                                    funds advised by Gabelli Advisers, Inc. and Gabelli
                                                    Funds, LLC

----------------
  1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
  2 Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
  3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER? If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(MULTICLASS)                              PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(MULTICLASS)                            PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is
capital appreciation. (MULTICLASS)        PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an
emphasis on income. (MULTICLASS)        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (MULTICLASS)                       TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
Gabelli Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

QUANTITATIVE_________________________________
NED DAVIS RESEARCH ASSET  ALLOCATION  FUND
Seeks to achieve returns greater then the weighted composite benchmark consisting of 60% in the S&P 500 Index and 40% in the Lehman Long Term U.S. Government Bond Index through a flexible asset allocation strategy. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                            CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

  TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                            John D. Gabelli
CHAIRMAN AND CHIEF                               SENIOR VICE PRESIDENT
INVESTMENT OFFICER                               GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                   Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                          FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                        DEUTSCHE BUNDESBANK

Anthony J. Colavita                              Werner J. Roeder, MD
ATTORNEY-AT-LAW                                  VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                        LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                Anthonie C. van Ekris
FORMER CHAIRMAN AND                              MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                          BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                                    OFFICERS
Bruce N. Alpert                                  James E. McKee
PRESIDENT                                        SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB401Q403SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) No response required.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors had not determined that it had a qualified audit committee financial expert serving on its audit committee. The registrant did, at its February 25, 2004 Board of Directors Meeting, determine that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $98,000 in 2003 and $117,075 in 2002.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2003 and $0 in 2002.

     (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,600 in 2003 and $0 in 2002.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
         (c) of this Item are $0 in 2003 and $0 in 2002.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Gabelli and any affiliate of Gabelli that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $72,600 in 2003 and $0 in 2002.

     (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not yet applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                Gabelli Global Series Funds, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*                   /s/ Bruce N. Alpert
                         -------------------------------------------------------
                                            Bruce N. Alpert, Principal Executive
                                            Officer


Date                                        March 9, 2004
     ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                   /s/ Bruce N. Alpert
                          ------------------------------------------------------
                                            Bruce N. Alpert, Principal Executive
                                            Officer and Principal Financial
                                            Officer


Date                                        March 9, 2004
     ---------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.